UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AIKIDO PHARMA INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 5, 2020

Dear Stockholder:

You are cordially invited to attend AIkido Pharma Inc.’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, November 17, 2020, at 9:00 a.m. Pacific Time/12:00 p.m. Eastern Time. The formal meeting notice and proxy statement for the Annual Meeting are attached.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Annual Meeting online, vote and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/AIKI2020.

We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Annual Meeting online, please promptly submit your proxy vote by Internet, telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the Notice of Internet Availability of Proxy Materials you received for the Annual Meeting. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time on November 16, 2020. If you attend the Annual Meeting online and wish to vote at the Annual Meeting, you will be able to do so even if you have previously returned your proxy card.

Thank you for your continued support of and interest in AIkido Pharma Inc.

Sincerely,

/s/ Robert J. Vander Zanden
Robert J. Vander Zanden
Chairman of the Board
New York, New York
October 5, 2020

YOUR VOTE IS IMPORTANT

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING WHETHER OR NOT YOU ATTEND ONLINE, PLEASE CAST YOUR VOTE AS INSTRUCTED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS AS PROMPTLY AS POSSIBLE. YOUR PROXY, GIVEN BY VOTING PRIOR TO THE ANNUAL MEETING, MAY BE REVOKED PRIOR TO ITS EXERCISE BY ENTERING A NEW VOTE OVER THE INTERNET, FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING ONLINE AND VOTING ONLINE.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

IF YOU HAVE CHOSEN TO RECEIVE PAPER COPIES OF YOUR PROXY MATERIALS, INCLUDING THE PROXY CARD, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE RETURN ENVELOPE PROVIDED.

ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING ONLINE MAY VOTE EVEN IF HE OR SHE HAS RETURNED A PROXY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE, YOU MUST FIRST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

One Rockefeller Plaza, 11th Floor

New York, NY 10020

NOTICE OF 2020 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 17, 2020

October 5, 2020

To our Stockholders:

Notice is hereby given that the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of AIkido Pharma Inc., a Delaware corporation (the “Company,” “AIkido Pharma Inc.,” “AIkido”, “our,” “we” or “us”), will be held as a “virtual meeting” via live audio webcast on Tuesday, November 17, 2020, at 9:00 a.m. Pacific Time/12:00 p.m. Eastern Time for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

(1)	To approve and adopt a proposal to amend our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of our common stock at a ratio up to one-for-ten (1-for-10) (the “Reverse Split”), with the exact ratio to be set within that range at the sole discretion of our board of Directors (the “Board”) without further approval or authorization of our stockholders before the filing of an amendment to the Certificate of Incorporation effecting the proposed reverse stock split;

(2)	To approve and adopt a proposal to amend our Amended and Restated Bylaws, as amended (the “Bylaws”), to divide the Board of AIkido into three classes with staggered three-year terms;

(3)	To elect six (6) directors to serve terms in accordance with the Second Amended and Restated Bylaws;

(4)	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2020;

(5)	To conduct a non-binding advisory vote on our executive compensation; and

(6)	To approve an amendment to the AIkido Pharma Inc. 2014 Equity Incentive Plan (the “2014 Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2014 Plan from 243,344 to 5,000,000.

Pursuant to our Amended and Restated Bylaws, our Board has fixed the close of business on September 24, 2020 as the record date (the “Record Date”) for determination of stockholders entitled to notice and to vote at the Annual Meeting and any adjournment thereof. Holders of our common stock, Series D convertible preferred stock and Series D-1 convertible preferred stock are entitled to vote at the Annual Meeting.

Our annual meeting will be a “virtual meeting” of stockholders which will be conducted exclusively online via live audio webcast.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the Internet. Accordingly, on October 5, 2020, we first sent our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our 2020 proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2019 online. Stockholders who have received the Notice will not be sent a printed copy of our proxy materials in the mail unless they request to receive a printed copy.

You will be able to attend the Annual Meeting via live audio webcast by visiting AIkido’s virtual meeting website at www.virtualshareholdermeeting.com/AIKI2020 on Tuesday, November 17, 2020, at 9:00 a.m. Pacific Time/12:00 p.m. Eastern Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on your Notice of Internet Availability of Proxy Materials that you received for the Annual Meeting. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the Annual Meeting on the meeting website. Further instructions on how to attend and participate in the Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote your shares by promptly completing, signing and returning the enclosed proxy card. You may also vote your shares over telephone or the Internet in accordance with the instructions on the proxy card. Any stockholder attending the Annual Meeting may vote in person at the virtual meeting, even if you have already returned a proxy card or voting instruction card.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on November 17, 2020:  This notice of annual meeting of stockholders, the proxy statement, including your proxy card, and our annual report on Form 10-K for the fiscal year ended December 31, 2019 are available at www.proxyvote.com. You will need to use the control number appearing on your proxy card to vote via the Internet.

BY ORDER OF THE BOARD OF DIRECTORS

By:	/s/ Robert J. Vander Zanden
Robert J. Vander Zanden Chairman of the Board

i

One Rockefeller Plaza, 11th Floor

New York, NY 10020

PROXY STATEMENT
FOR
2020 ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER 17, 2020

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on November 17, 2020:  This notice of annual meeting of stockholders, the proxy statement, including your proxy card, and our annual report on Form 10-K for the fiscal year ended December 31, 2019 are available at www.proxyvote.com.

Your proxy is solicited by the Board of Directors for our 2020 Annual Meeting of Stockholders (the “Annual Meeting”), to be held on Tuesday, November 17, 2020, at 9:00 a.m. Pacific Time/12:00 p.m. Eastern Time. Our Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively online via live audio webcast. The Company’s principal executive office is located at One Rockefeller Plaza, 11th Floor, New York, NY 10020, and the telephone number is (703) 992-9325.

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

(1)	To approve and adopt a proposal to amend our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of our common stock at a ratio up to one-for-ten (1-for-10) (the “Reverse Split”), with the exact ratio to be set within that range at the sole discretion of our board of directors (the “Board”) without further approval or authorization of our stockholders before the filing of an amendment to the Certificate of Incorporation effecting the proposed reverse stock split;

(2)	To approve and adopt a proposal to amend our Amended and Restated Bylaws, as amended (the “Bylaws”), to divide the Board of AIkido into three classes with staggered three-year terms;

(3)	To elect six (6) directors to serve terms in accordance with the Second Amended and Restated Bylaws;

(4)	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2020;

(5)	To conduct a non-binding advisory vote on our executive compensation; and

(6)	To approve an amendment to the AIkido Pharma Inc. 2014 Equity Incentive Plan (the “2014 Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2014 Plan from 243,344 to 5,000,000.

Pursuant to our Amended and Restated Bylaws, our Board has fixed the close of business on September 24, 2020 as the record date (the “Record Date”) for determination of stockholders entitled to notice and to vote at the Annual Meeting and any adjournment thereof. Holders of our common stock, Series D convertible preferred stock and Series D-1 convertible preferred stock are entitled to vote at the Annual Meeting. Our annual meeting will be a “virtual meeting” of stockholders which will be conducted exclusively online via live audio webcast.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the Internet. Accordingly, on October 5, 2020, we first sent our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our 2020 proxy statement and our annual report on Form 10-K for the fiscal year ended December 31, 2019 online. Stockholders who have received the Notice will not be sent a printed copy of our proxy materials in the mail unless they request to receive a printed copy.

You will be able to attend the Annual Meeting via live audio webcast by visiting Aikido’s virtual meeting website at www.virtualshareholdermeeting.com/AIKI2020 on Tuesday, November 17, 2020, at 9:00 a.m. Pacific Time/12:00 p.m. Eastern Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on your Notice of Internet Availability of Proxy Materials. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the Annual Meeting on the meeting website.

Further instructions on how to attend and participate in the Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Why am I Receiving these Materials?

This Proxy Statement and the accompanying materials are being provided for the solicitation of proxies by our Board of Directors for the 2020 Annual Meeting.

What is Included in these Materials?

These materials include the Notice, the Proxy Statement, a proxy card and the Annual Report, as filed with the Securities and Exchange Commission (the “SEC”) on October 5, 2020.

What is the Purpose of the Annual Meeting?

This is the Annual Meeting of the Company’s Shareholders. At the meeting, we will be voting upon:

(1)	To approve and adopt a proposal to amend our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of our common stock at a ratio up to one-for-ten (1-for-10) (the “Reverse Split”), with the exact ratio to be set within that range at the sole discretion of our board of directors (the “Board”) without further approval or authorization of our stockholders before the filing of an amendment to the Certificate of Incorporation effecting the proposed reverse stock split;

(2)	To approve and adopt a proposal to amend our Amended and Restated Bylaws, as amended (the “Bylaws”), to divide the Board of AIkido into three classes with staggered three-year terms;

(3)	To elect six (6) directors to serve one-year terms expiring at the 2020 annual meeting of stockholders;

(4)	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2020;

(5)	To conduct a non-binding advisory vote on our executive compensation; and

(6)	To approve an amendment to the AIkido Pharma Inc. 2014 Equity Incentive Plan (the “2014 Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2014 Plan from 243,344 to 5,000,000.

How do Proxies Work?

Our Board is asking for your proxy. This means you authorize persons selected by us to vote your shares at the meeting in the way you instruct and, with regard to any other business that may properly come before the meeting, as they think best.

I Share an Address with Another Stockholder and We Received Only One Paper Copy of the Proxy Materials. How May I Obtain An Additional Copy of the Proxy Materials?

Our Company has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice, the Proxy Statement and the Annual Report to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs, and the environmental impact of our annual meetings. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice, the Proxy Statement and the Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents.

To receive a separate copy of the Notice, the Proxy Statement and the Annual Report, you may contact us at the following address and phone number:

AIkido Pharma Inc.

One Rockefeller Plaza, 11th Floor

New York, NY 10020

Attention: Elizabeth Ogando

Telephone: (703) 992-9325

Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Who is Entitled to Vote?

Our Board has fixed the close of business on September 24, 2020 as the “Record Date” for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. You can vote at the Annual Meeting if you held shares of our common stock (the “Common Stock”), Series D convertible preferred stock (the “Series D Preferred Stock”) or Series D-1 convertible preferred stock (the “Series D-1 Preferred Stock”, and together with the Common Stock and Series D Preferred Stock, collectively, the “Voting Capital”) as of the close of business on the Record Date. On October 2, 2020, there were 34,920,219 shares of Common Stock outstanding, 4,725 shares of Series D Preferred Stock outstanding and 834 shares of Series D-1 Preferred Stock outstanding.  Each share of Common Stock entitles the holder thereof to one vote.

Our outstanding Series D Preferred Stock and Series D-1 Preferred Stock are entitled to the following number of votes subject to the beneficial ownership limitations described below:

Series D Preferred Stock – ten/nineteenths votes per preferred share; and

Series D-1 Preferred Stock – ten/nineteenths votes per preferred share.

Beneficial ownership limitations on our preferred stock prevents the conversion or voting of such preferred stock if the number of shares of Common Stock to be issued pursuant to such conversion or to be voted would exceed, when aggregated with all other shares of Common Stock or other voting stock owned by such holder at such time, the number of shares of Common Stock which would result in such holder beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act, as amended (the “Exchange Act”), and the rules thereunder) more than:

4.99% of all the Common Stock outstanding at such time, in the case of Series D Preferred Stock; and

9.99% of all the Common Stock outstanding at such time, in the case of Series D-1 Preferred Stock.

As of October 2, 2020, no stockholder’s ownership of our preferred stock had violated the ownership limitations set forth above and, as a result, no reductions of voting rights have been made.

A list of stockholders of record entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices located at One Rockefeller Plaza, 11th Floor, New York, NY 10020 for a period of at least 10 days prior to the Annual Meeting and during the meeting. The stock transfer books will not be closed between the Record Date and the date of the Annual Meeting.

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are the “record holder” of those shares.  If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.”  If your shares are held in street name, these proxy materials have been forwarded to you by that organization.  As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who May Attend the Meeting?

Record holders and beneficial owners may attend the Annual Meeting.  If your shares are held in street name and you would like to vote your shares at the Annual Meeting, you will need to obtain a valid proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting.

How Do I Vote?

Stockholders of Record

For your convenience, our record holders have four methods of voting:

1.	Vote by Internet.

●	Before the meeting: Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

●	During the meeting: Go to www.virtualshareholdermeeting.com/AIKI2020. You will be able to attend the Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the Annual Meeting.

2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.	Vote by telephone. You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

Beneficial Owners of Shares Held in Street Name

For your convenience, our beneficial owners have four methods of voting:

1.	Vote by Internet.

●	Before the meeting: Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

●	During the meeting: Go to www.virtualshareholdermeeting.com/AIKI2020. You will be able to attend the Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the Annual Meeting. Obtain a valid legal proxy from the organization that holds your shares and attend and vote at the Annual Meeting.

2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.	Vote by telephone. You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

If you vote by Internet or by telephone, please DO NOT mail your proxy card.

How Will My Shares Be Voted?

All shares entitled to vote and represented by a properly completed, executed and delivered proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as you instruct in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted for each proposal and each director nominee and with regard to any other matters that may be properly presented at the Annual Meeting and all matters incident to the conduct of the meeting. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Is My Vote Confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons.  Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our Company’s management and the Board.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum.  A quorum is present when a majority of the shares entitled to vote, as of the Record Date, are represented in person or by proxy.  Thus, holders of the Voting Capital representing at least 17,460,111 votes must be represented in person or by proxy at the virtual meeting to have a quorum.  Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  Shares owned by us are not considered outstanding or considered to be present at the Annual Meeting.  If there is not a quorum at the Annual Meeting, our stockholders may adjourn the meeting.

What is a Broker Non-Vote?

If your shares are held in a street name, you must instruct the organization who holds your shares how to vote your shares.  If you do not provide voting instructions, your shares will not be voted on any non-routine proposal.  This vote is called a “broker non-vote.”  If you sign your proxy card, but do not provide instructions on how your broker should vote, your broker will vote your shares as recommended by our Board.  Broker non-votes are not included in the tabulation of the voting results of any of the proposals and, therefore, do not effect these proposals.

Proposals 1 (the amendment to our Certificate of Incorporation to effect the reverse split) and 4 (the ratification of the appointment of Marcum LLP as our independent registered public accounting firm) are “routine” matters on which your broker can exercise voting discretion. All other proposals are considered non-routine and therefore brokers cannot use discretionary authority to vote shares on other proposals to be considered at the Annual Meeting if they have not received instructions from their clients.  Please submit your vote instruction form so your vote is counted.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal.  Abstentions are not included in the tabulation of the voting results for any of the proposals and, therefore, do not affect these proposals, but are included for purposes of determining whether a quorum has been reached.

How Many Votes Are Needed for Each Proposal to Pass?

Proposal	Vote Required	Broker Discretionary Vote Allowed

Approval of an amendment to our Certificate of Incorporation to effect the Reverse Split	A majority of the outstanding Voting Capital	Yes

Approval of an amendment to our Amended and Restated Bylaws to implement a staggered Board	A majority of the votes cast	No

Election of six (6) members to our Board	Plurality of the votes cast (the six (6) directors receiving the most “For” votes)	No

Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020	A majority of the votes cast	Yes

Approval, by non-binding advisory vote, of our executive compensation	A majority of the votes cast	No

Approval of an amendment to the 2014 Plan to increase the number of shares of common stock authorized to be issued pursuant to the 2014 Plan from 243,344 to 5,000,000	A majority of the votes cast	No

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees.  With regard to other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal.  You should specify your respective choices on the accompanying proxy card or your vote instruction form.

All shares represented by proxy will be voted at the Annual Meeting in accordance with the choices specified on the proxy, and where no choice is specified, in accordance with the recommendations of the Board. Thus, where no choice is specified, the proxies will be voted for the election of all director nominees and the proposals being placed before our stockholders at the Annual Meeting.

Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before it is voted by giving written notice to our administrator, by delivering a properly completed, later-dated proxy card or vote instruction form or by voting via the internet at the Annual Meeting.  All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: AIkido Pharma Inc., One Rockefeller Plaza, 11th Floor, New York, NY 10020, Attention: Elizabeth Ogando. Revocations of proxies must be received prior to the time of the Annual Meeting to serve as an effective revocation of that proxy.

Do I Have Dissenters’ Rights of Appraisal?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the SEC within four business days after the meeting.

What Is the Deadline for Submitting Proposals for Consideration or to Nominate Individuals to Serve as Directors?

Requirements for Stockholder Proposals Relating to Matters Other than Nominations for and Elections of Directors to Be Brought Before the 2020 Annual Meeting of Stockholders. Our stockholders may bring a matter (other than a nomination of a director candidate) before a meeting of stockholders only if such matter is a proper matter for stockholder action and the stockholder has provided timely notice in writing. In accordance with our Bylaws, in order to be timely for such meeting, your notice must be delivered to and received by our administrator at our principal executive offices at One Rockefeller Plaza, 11th Floor, New York, NY 10020, not less than sixty days nor more than ninety days before the first anniversary of the date on which the corporation  held its annual meeting in the immediately preceding year; provided, however, that in the case of an annual meeting of stockholders that is called for a date that is not within thirty days before or after the first anniversary date of the annual meeting of stockholders in the immediately preceding year, any such written proposal of nomination must be received by the Board not less than five days after the earlier of the date the corporation shall have (w) mailed notice to its stockholders that an annual meeting of stockholders will be held or (x) issued a press release, or (y) filed a periodic report with the Securities and Exchange Commission or (z) otherwise publicly disseminated notice that an annual meeting of stockholders will be held. To be valid, the written notice of a proposal of a stockholder matter must contain information regarding such stockholder matter equivalent to the information that would be required under the SEC’s proxy solicitation rules, and also must include the class and number of our shares which are beneficially held by such stockholder, any voting rights with respect to shares not beneficially owned and other ownership or voting interest in our shares, whether economic or otherwise, including derivatives and hedges. Pursuant to Rule 14a-8 of the Exchange Act and the Company’s Bylaws, because the date of the 2020 Annual Meeting was changed by more than 30 days from the date of the 2019 annual meeting of stockholders, stockholders of the Company who wished to propose business to be brought before the 2020 Annual Meeting had to have submitted written notice of such nomination to the Company’s Secretary at AIkido Pharma Inc., One Rockefeller Plaza, 11th Floor, New York, New York 10020, on or before the close of business on October 1, 2020, which the Company determined to be a reasonable time prior to the 2020 Annual Meeting for which stockholders could propose business pursuant to Rule 14a-8 and which was announced on a Current Report on Form 8-K as filed on September 14, 2020. Notwithstanding the foregoing, stockholder proposal requirements are in all cases subject to SEC regulations set forth in Rule 14a-8.

Requirements for Director Nominations by Stockholders to Be Brought Before the 2020 Annual Meeting of Stockholders. Nominations of persons for election to our Board shall be made pursuant to timely written proposal of nomination to our administrator at the Company’s principal executive offices at the address above. In accordance with our Amended and Restated Bylaws, in order to be timely for such meeting, your notice must be delivered to and received by our Board not less than sixty days nor more than ninety days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than thirty days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the fifth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made. To be valid, the written proposal of nomination must contain the applicable information set forth in our Bylaws. Pursuant to Rule 14a-8 of the Exchange Act and the Company’s Bylaws, because the date of the 2020 Annual Meeting was changed by more than 30 days from the date of the 2019 annual meeting of stockholders, stockholders of the Company who wished to nominate a person for election as a director for consideration at the 2020 Annual Meeting had to have submitted written notice of such proposed business to the Company’s Secretary at AIkido Pharma Inc., One Rockefeller Plaza, New York, New York 10020, on or before the close of business on October 1, 2020, which the Company determined to be a reasonable time prior to the 2020 Annual Meeting for which stockholders could nominate directors pursuant to Rule 14a-8 and which was announced on a Current Report on Form 8-K as filed on September 14, 2020. Notwithstanding the foregoing, stockholder proposal requirements are in all cases subject to SEC regulations set forth in Rule 14a-8.

Requirements for Director Nominations by Stockholders to Be Brought Before the 2020 Annual Meeting of Stockholders. To be timely for our 2020 Annual Meeting of stockholders, your written proposal of nomination of persons for election to our Board must be delivered to and received at our principal executive offices at the address above no later than October 1, 2020. If, however, our annual meeting of stockholders is called for a date which is not within thirty days before or after November 17, 2020, any such written proposal of nomination must be received by the Board not more than five days after the earliest date we have (w) mailed notice to our stockholders that an annual meeting of stockholders will be held (x) issued a press release, (y) filed a periodic report with the Securities and Exchange Commission or (z) otherwise publicly disseminated notice that an annual meeting of stockholders will be held. To be valid, the written proposal of nomination must contain the applicable information set forth in our Bylaws.

Stockholder Proposals Intended for Inclusion in the Proxy Materials for the 2020 Annual Meeting. A stockholder proposal will need to comply with the SEC regulations set forth in Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Eligible stockholders interested in submitting a proposal intended for inclusion in the Proxy Materials for the 2020 Annual Meeting must have given timely notice thereof in writing to our administrator at our principal executive offices within the time frames set forth above, provided however, that a proposal submitted by a stockholder for inclusion in our proxy statement for an annual meeting that is appropriate for inclusion therein and otherwise complies with the provisions of Rule 14a-8 under the Exchange Act (including timeliness) shall be deemed to have also been submitted on a timely basis pursuant to our Bylaws. Although the Board will consider stockholder proposals, we reserve the right to omit from our Proxy Statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

Is There an Advisory Vote on Executive Compensation?

Yes. Following this 2020 Annual Meeting, our next advisory vote on executive compensation will take place at our 2021 annual meeting of stockholders.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on November 17, 2020:  The notice of annual meeting of stockholders, this proxy statement, including your proxy card, and our annual report on Form 10-K for the fiscal year ended December 31, 2019 are available at www.proxyvote.com.

GOVERNANCE OF THE COMPANY

Executive Officers

The name of our Named Executive Officer and his age and position as of October 5, 2020 is set forth below. Mr. Hayes’ biography is included in the section “Proposal 3: Election of Directors.”

Name	Age	Position
Anthony Hayes	52	Chief Executive Officer, Director, Principal Financial Officer and Principal Accounting Officer

Directorships

The current Board of Directors consists of Mr. Tim S. Ledwick, Mr. Anthony Hayes, Dr. Robert J. Vander Zanden, Mr. Gregory James Blattner, Mr. Paul LeMire and Mr. Robert Dudley. See “Proposal 3: Election of Directors” for biographical information about our directors.

Except as otherwise reported therein, none of our directors held directorships in other reporting companies or registered investment companies at any time during the past five years.

Board Leadership Structure and Role in Risk Oversight

Our Company currently separates the roles of Chairman of the Board and Chief Executive Officer (“CEO”). Although the Board believes the separation of these roles is appropriate for us at this time, the advisability of the separation depends upon the specific circumstances and dynamics of our leadership and may change in the future.

As Chairman of the Board, Dr. Vander Zanden serves as the primary liaison between the CEO and the independent directors, and provides strategic input and counseling to the CEO. With input from other members of the Board, committee chairs and management, he presides over meetings of the Board.

Our Board, as a unified body and through committee participation, organizes the execution of its monitoring and oversight roles and does not expect its Chairman to organize those functions. Our primary rationale for separating the positions of Chairman of the Board and the CEO is the recognition of the time commitments and activities required to function effectively as Chairman and as the CEO of a company with a relatively flat management structure. The separation of roles has also permitted the Board to recruit executives into the CEO position who possess skills and experience necessary to lead and grow our Company, but who may not have extensive public company board experience.

The Board has three standing committees—Audit, Compensation and Nominating. The membership of each of the Board committees is comprised of all independent directors, with each of the committees having a separate chairman, each of whom is an independent director. Our non-management members of the Board meet in executive session at each quarterly board meeting.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility for ensuring that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Board believes that establishing the right “tone at the top” and that full and open communication between executive management and the Board are essential for effective risk management and oversight. Our CEO communicates frequently with members of the Board to discuss strategy and the challenges we face. Senior management usually attends our regular quarterly Board meetings and is available to address any questions or concerns raised by the Board on risk management-related and any other matters.

Board Committees and Charters

The following table identifies the current independent and non-independent Board and Committee members:

Name	Independent	Audit	Compensation	Nominating
Robert J. Vander Zanden	x	x	x
Anthony Hayes
Tim S. Ledwick	x	x
Gregory James Blattner	x	x		x
Paul LeMire	x		x	x
Robert Dudley	x		x	x

Audit Committee

The current Audit Committee members are Chair, Mr. Ledwick, Dr. Vander Zanden and Mr. Blattner. The Committee has authority to review our financial records, deal with our independent auditors, recommend financial reporting policies to the Board, and investigate all aspects of our business. The Audit Committee Charter is available for your review on our website at www.aikidopharma.com. Each member of the Audit Committee satisfies the independence requirements and other established criteria of the Nasdaq and the SEC. The Board has determined that Mr. Ledwick qualifies as an audit committee financial expert as defined in the SEC and Nasdaq rules.

Compensation Committee

The Compensation Committee oversees the compensation for our executive officers and recommends various incentives for key employees to encourage and reward increased corporate financial performance, productivity and innovation. Its current members are Chair, Mr. LeMire, Dr. Vander Zanden and Mr. Dudley. The Compensation Committee Charter is available on our website at www.aikidopharma.com.

Nominating Committee

The Nominating Committee presents and recommends to the Board, for approval by the Board, the proposed Board for election by the stockholders. Its members are Chair, Mr. Blattner, Mr. LeMire, and Mr. Dudley. The Nominating Committee Charter is available on our website at www.aikidopharma.com. The Nominating Committee does not have any formal minimum qualifications for director candidates. The Nominating Committee identifies candidates by first evaluating current members of the Board who are willing to continue in service. If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Nominating Committee then identifies the desired skills and experience of a new candidate(s).

Among other factors, when considering a prospective candidate, the Nominating Committee considers a candidate’s business experience and skills, attributes pertinent to Company business, personal integrity and judgment, and possible conflicts of interest. To date, the Nominating Committee has not utilized the services of any search firm to assist it in identifying director candidates. The Nominating Committee’s policy is to consider director candidate recommendations from its stockholders which are received prior to any Annual Meeting, including confirmation of the candidate’s consent to serve as a director.

Stockholder Communication

As a stockholder of our Company, you may communicate in writing at any time with the entire Board or any individual director (addressed to “Board of Directors” or to a named director), c/o AIkido Pharma Inc., Attention: Elizabeth Ogando, One Rockefeller Plaza, 11th Floor, New York, NY 10020, or via e-mail at info@aikidopharma.com. All appropriate communications will be promptly relayed to the appropriate Directors. Our administrator will coordinate all responses.

Meetings of the Board of Directors and Committees

As of October 5, 2020, our Board has held, during the year 2020, a total of 14 regularly scheduled and special meetings, the Audit Committee held 3 meetings, the Compensation Committee held 3 meetings and the Nominating Committee did not hold any meetings. None of our incumbent directors attended less than 100% of the Board or committee meetings.

Policy Regarding Attendance at Annual Meetings of Stockholders

Our Company does not have a policy with regard to Board members’ attendance at annual meetings. All of our directors attended our last annual meeting of stockholders.

Director Qualifications and Diversity

The Board seeks independent directors who represent a diversity of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions.  Candidates should have substantial experience with one or more publicly traded companies or should have achieved a high level of distinction in their chosen fields.  The Board is particularly interested in maintaining a mix that includes individuals who are active or retired executive officers and senior executives, particularly those with experience in biomedicine, medical and drug regulation in China, intellectual property, early-stage companies, research and development, strategic planning, business development, compensation, finance, accounting and banking.

In evaluating nominations to the Board, the Governance Committee also looks for certain personal attributes, such as integrity, ability and willingness to apply sound and independent business judgment, comprehensive understanding of a director’s role in corporate governance, availability for meetings and consultation on Company matters, and the willingness to assume and carry out fiduciary responsibilities.  The Governance Committee took these specifications into account in formulating and re-nominating its present Board members.

The current director candidates, who are nominated to serve as non-executive directors, were recommended by management and nominated by the full Board.

Code of Ethics

We have adopted a Code of Ethics, which is available on our website at www.aikidopharma.com.

Conflicts of Interest

Members of our management are associated with other firms involved in a range of business activities. Consequently, there are potential inherent conflicts of interest in their acting as officers and directors of the Company. Although the officers and directors are engaged in other business activities, we anticipate they will devote an important amount of time to our affairs.

Our officers and directors are now and may in the future become shareholders, officers or directors of other companies, which may be formed for the purpose of engaging in business activities similar to ours. Accordingly, additional direct conflicts of interest may arise in the future with respect to such individuals acting on behalf of us or other entities.  Moreover, additional conflicts of interest may arise with respect to opportunities which come to the attention of such individuals in the performance of their duties or otherwise.  Currently, we do not have a right of first refusal pertaining to opportunities that come to their attention and may relate to our business operations.

Our officers and directors are, so long as they are our officers or directors, subject to the restriction that all opportunities contemplated by our plan of operation which come to their attention, either in the performance of their duties or in any other manner, will be considered opportunities of, and be made available to us and the companies that they are affiliated with on an equal basis.  A breach of this requirement will be a breach of the fiduciary duties of the officer or director.  If we or the companies with which the officers and directors are affiliated both desire to take advantage of an opportunity, then said officers and directors would abstain from negotiating and voting upon the opportunity.  However, all directors may still individually take advantage of opportunities if we should decline to do so.  Except as set forth above, we have not adopted any other conflict of interest policy with respect to such transactions.

Review, Approval or Ratification of Transactions with Related Persons

The Board reviews issues involving potential conflicts of interest, and reviews and approves all related party transactions, including those required to be disclosed as a “related party” transaction under applicable federal securities laws.  The Board has not adopted any specific procedures for conducting reviews of potential conflicts of interest and considers each transaction in light of the specific facts and circumstances presented.  However, to the extent a potential related party transaction is presented to the Board, the Company expects that the Board would become fully informed regarding the potential transaction and the interests of the related party, and would have the opportunity to deliberate outside of the presence of the related party.  The Company expects that the Board would only approve a related party transaction that was in the best interests of, and fair to, the Company, and further would seek to ensure that any completed related party transaction was on terms no less favorable to the Company than could be obtained in a transaction with an unaffiliated third party.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our Directors and named Executive Officers, and anyone who beneficially owns ten percent (10%) or more of our Company’s Common Stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock. Persons required to file such reports also need to provide us with copies of all Section 16(a) forms they file.

Based solely upon a review of (i) copies of the Section 16(a) filings received during or with respect to 2019 and 2020, and (ii) certain written representations of our officers and directors, we believe that all filings required to be made pursuant to Section 16(a) of the Exchange Act during and with respect to 2019 and 2020 were filed in a timely manner.

EXECUTIVE COMPENSATION

The following Summary of Compensation table sets forth the compensation paid by our Company during the two years ended December 31, 2019 and 2018, to all Executive Officers earning in excess of $100,000 during any such year.

Summary of Compensation

							Change in Pension
						Non-Equity	Value and Non-
						Incentive Plan	Qualified Deferred	All Other
				Stock	Option	Compensation	Compensation	Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Awards ($)	Awards ($)	($)(1)	Earnings ($)	($)	Total ($)
Anthony Hayes, Chief Executive Officer, Director,	2019	350,000	-	-	-	-	-	-	350,000
Principal Accounting Officer and Principal Financial Officer	2018	349,010	-	-	-	-	-	-	349,010

Outstanding Equity Awards at December 31, 2019

	Option Awards
	Number of Securities	Number of Securities
	Underlying Unexercised	Underlying Unexercised	Option Exercise	Expiration
Name	Options (#) Exercisable	Options (#) Unexercisable	Price ($)	Date
Anthony Hayes	9,290	-	$571.71	4/1/2023
	930	-	$8.42	5/2/2021
	930	-	$4.34	5/30/2022

Potential Payment upon Termination or Change in Control

Under the April 1, 2016 employment agreement with Mr. Hayes, we have agreed to, in the event of termination by us without “cause” or pursuant to a change in control, grant Mr. Hayes, in addition to reimbursement of any documented, unreimbursed expenses incurred prior to such date, (i) any unpaid compensation and vacation pay accrued during the term of the Employment Agreement, and any other benefits accrued to him under any of our benefit plans outstanding at such time, (ii) twelve (12) months base salary at the then current rate to be paid in a single lump sum within thirty (30) days of Mr. Hayes’ termination, (iii) continuation for a period of twelve (12) months of any benefits as extended to our executive officers from time to time, including but not limited to group health care coverage and (iv) payment on a pro rata basis of any annual bonus or other payments earned in connection with any bonus plans to which Mr. Hayes was a participant as of the date of termination. In addition, any options or restricted stock shall be immediately vested upon termination of Mr. Hayes’s employment without “cause” or pursuant to a change in control.

Executive Officer Agreements

On April 1, 2016, we entered into an employment agreement with Mr. Anthony Hayes pursuant to which Mr. Hayes serves as the Chief Executive Officer for a period of one year, subject to renewal. In consideration for his employment, we agreed to pay Mr. Hayes a base salary of $350,000 per annum. Mr. Hayes will be entitled to receive an annual bonus in an amount equal to up to 100% of his base salary if we meet or exceed certain criteria adopted by our Compensation Committee. We further agreed to grant executive restricted stock units, pursuant to the Corporation’s 2014 Equity Incentive Plan, with respect to 118,512 shares of the Company’s common stock. One-half of the grant shall vest if as of December 31, 2016, the Corporation has pro-forma cash of at least five million dollars ($5,000,000) (cash plus any cash used for a Board-approved extraordinary acquisition or transaction reconstituting the Company’s core operations, less accrued bonuses) and one-half shall vest upon the Company meeting certain agreed upon criteria. As of June 30, 2020, 59,256 restricted stock units were vested and 59,256 restricted stock units were forfeited.

On October 19, 2017, the Company entered into an amendment to the employment agreement of Mr. Hayes, pursuant to which, effective January 1, 2017, Mr. Hayes was entitled to receive an annual cash bonus in an amount equal to up to $250,000 if the Company meets or exceeds certain criteria adopted by the Compensation Committee of the Company’s Board of Directors. In addition, Mr. Hayes was awarded a restricted stock unit grant for 30,000 shares of the Company’s common stock under the Company’s 2014 Equity Incentive Plan. Such grant shall vest in installments, in tandem with the satisfaction of the same criteria to which the cash bonus is subject. If all criteria are met, 100% of the grant of restricted stock units shall vest upon the determination of the Compensation Committee, which in any event shall not be later than March 15, 2018.

All other terms of Mr. Hayes’ employment agreement, effective as of April 1, 2016, remain in full force and effect.

BENEFICIAL OWNERSHIP OF OUR CAPITAL STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information concerning the number of shares of our common stock owned beneficially as of October 2, 2020 by (i) our officers and directors as a group and (ii) each person (including any group) known to us to own more than 5% of our common stock, Series D Preferred Stock (as defined herein) and Series D-1 Preferred Stock (as defined herein). As of October 2, 2020, there were 34,920,219 shares of common stock outstanding, 4,725 shares of Series D Preferred Stock outstanding and 834 shares of Series D-1 Preferred Stock outstanding. Unless otherwise indicated, it is our understanding and belief that the stockholders listed possess sole voting and investment power with respect to the shares shown.

	Common Stock Beneficially Owned(2)			Series D Preferred Stock(2)		Series D-1 Preferred Stock(2)
Name of Beneficial Owner(1)	Shares		Percentage	Shares	Percentage	Shares	Percentage

Robert J. Vander Zanden	19,499	(3)	*	-	-	-	-
Anthony Hayes	23,430	(4)	*	-	-	-	-
Tim S. Ledwick	20,685	(5)	*	-	-	-	-
Gregory James Blattner	11,766	(6)	*	-	-	-	-
Paul LeMire	-
Robert Dudley	-
All Directors and Officers as a Group (6 persons)	75,380			-	-	-	-

Stockholders

Daniel W. Armstrong 611 Loch Chalet Ct Arlington, TX 76012-3470	-		-	1,350	28.57%	-	-

R. Douglas Armstrong 570 Ocean Dr. Apt 201 Juno Beach, FL 33408-1953	-		-	450	9.52%	-	-

Thomas Curtis 4280 10 Oaks Road Dayton, MD 21036-1124	-		-	900	19.05%	-	-

Francis Howard 376 Victoria Place London, SW1 V1AA United Kingdom	-		-	900	19.05%	-	-

Charles Strogen 6 Winona Ln Sea Ranch Lakes, FL 33308-2913	-		-	1,125	23.81%	-	-

Chai Lifeline Inc. 151 West 30th Street, Fl 3 New York, NY 10001-4027	-		-	-	-	834	100%

*	Less than 1% of the outstanding shares of Common Stock.

(1) Under Rule 13d-3 of the Exchange Act a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(2) Based on 34,920,219 shares of our common stock outstanding as of October 2, 2020 and takes into account the beneficial ownership limitations governing the Series D Preferred Stock and Series D-1 Preferred Stock. Beneficial ownership limitations on our Series D Preferred Stock prevent the conversion or voting of the stock if the number of shares of common stock to be issued pursuant to such conversion or to be voted would exceed, when aggregated with all other shares of common stock owned by the same holder at the time, the number of shares of common stock which would result in such holder beneficially owning more than 4.99% of all of the common stock outstanding at such time, subject to an increase in such limitation up to 9.99% of the issued and outstanding common stock on 61 days’ written notice to us. Beneficial ownership limitations on our Series D-1 Preferred Stock prevent the conversion or voting of the stock if the number of shares of common stock to be issued pursuant to such conversion or to be voted would exceed, when aggregated with all other shares of common stock owned by the same holder at the time, the number of shares of common stock which would result in such holder beneficially owning more than 9.99% of all of the common stock outstanding at such time.

(3) Includes 4,944 shares of common stock and 14,555 options for purchase of common stock exercisable as of October 2, 2020.

(4) Includes 12,280 shares of common stock and 11,150 options for purchase of common stock exercisable as of October 2, 2020.

(5) Includes 7,059 shares of common stock and 13,626 options for purchase of common stock exercisable as of October 2, 2020.

(6) Includes 11,766 options for purchase of common stock exercisable as of October 2, 2020.

Effective January 1, 2013, and as amended and restated on June 9, 2017, the Company and Equity Stock Transfer, LLC entered into a Rights Agreement, which was subsequently assigned to Transfer Online Inc. as Rights Agent on June 20, 2016. The Rights Agreement provides each stockholder of record a dividend distribution of one “right” for each outstanding share of common stock. Rights become exercisable at the earlier of ten days following: (1) a public announcement that an acquirer has purchased or has the right to acquire 10% or more of our common stock, or (2) the commencement of a tender offer which would result in an offer or beneficially owning 10% or more of our outstanding common stock.  All rights held by an acquirer or offer or expire on the announced acquisition date, and all rights expire at the close of business on December 31, 2020, subject to further extension. Each right entitles a stockholder to acquire, at a price of $7.46 per one nineteen-hundredths of a share of our Series A preferred stock, subject to adjustments, which carries voting and dividend rights similar to one share of our common stock. Alternatively, a right holder may elect to purchase for the stated price an equivalent number of shares of our common stock at a price per share equal to one-half of the average market price for a specified period.  In lieu of the stated purchase price, a right holder may elect to acquire one-half of the common stock available under the second option.  The purchase price of the preferred stock fractional amount is subject to adjustment for certain events as described in the Rights Agreement. At the discretion of a majority of the Board of Directors and within a specified time period, we may redeem all of the rights at a price of $0.001 per right.  The Board may also amend any provisions of the Rights Agreement prior to exercise.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The current Board consists of Mr. Tim S. Ledwick, Mr. Anthony Hayes, Dr. Robert J. Vander Zanden, Mr. Gregory James Blattner, Mr. Paul LeMire and Mr. Robert Dudley.  The Board has determined that Dr. Vander Zanden, Mr. Ledwick, Mr. Blattner, Mr. LeMire and Mr. Dudley are independent directors within the meaning of the applicable Nasdaq rules. Our Audit, Compensation and Nominating Committees consist solely of independent directors.

We have not adopted written policies and procedures specifically for related person transactions. Our Board is responsible to approve all related party transactions.

REPORT OF THE AUDIT COMMITTEE

The following Audit Committee Report shall not be deemed to be “soliciting material,” “filed” with the SEC, or subject to the liabilities of Section 18 of the Exchange Act.  Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Exchange Act, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Rule 5605(a)(2) of the Nasdaq Stock Market).  The Audit Committee operates under a written charter, which is available at www.aikidopharma.com and will also be provided in print to any stockholder upon request to the Company’s administrator.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2019.

We have reviewed and discussed with management the Company’s outside accounting firm, the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with the Company’s outside accounting firm the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and the Company’s outside accounting firm such other matters as required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T, and other auditing standards generally accepted in the United States, the corporate governance standards of the Nasdaq Stock Market and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from the Company’s outside accounting firm required by applicable requirements of the PCAOB regarding the Company’s outside accounting firm communications with the Audit Committee concerning independence, and have discussed with the Company’s outside accounting firm, their independence from management and the Company.

Based on the reviews and discussions referred to above, we recommended to the Board that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC.

This report is submitted by the Audit Committee of the Board of Directors:

Tim S. Ledwick, Chairman

Robert J. Vander Zanden

Gregory James Blattner

PROPOSAL 1:

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE SPLIT

On September 22, 2020, the Board acted unanimously to adopt the proposal for a reverse split (the “Reverse Split Proposal” to amend Article FIFTH of our Certificate of Incorporation to enable a potential reverse split (the “Reverse Split”) of our capital stock at a ratio of up to one-for-ten (1-for-10), with such ratio to be determined at the sole discretion of the Board and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion and, at the same time. The Board is now asking you to approve this Reverse Split Proposal.

Effecting the Reverse Split requires that Article FIFTH of our Certificate of Incorporation be amended to include a reference to the Reverse Split. If approved, the Reverse will be effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation, in the form attached to this proxy statement as Annex A (the “Certificate of Amendment”), with the Secretary of State of Delaware, with such filing to occur, if at all, at the sole discretion of the Board.

The intention of the Board in obtaining approval for the authority to effect a Reverse Split would be to increase the stock price of our common stock sufficiently above the $1.00 minimum bid price requirement to regain its listing on The Nasdaq Capital Market (“Nasdaq”). The Board, in its sole discretion, can elect to abandon the Reverse Split in its entirety at any time.

One principal effect of the Reverse Split would be to decrease the number of outstanding shares of our common stock as described below. Except for de minimus adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders (whether such stockholders hold common stock or preferred stock) since each stockholder would hold the same percentage of our common stock or preferred stock (in hand or on an as converted basis) outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares would not be affected by the Reverse Split.

The table below sets forth the number of shares of our common stock outstanding before and after the Reverse Split based on 34,920,219 shares of common stock outstanding as of the Record Date. The table below also sets forth the number of shares of common stock issuable upon conversion of the Series D Preferred Stock and Series D-1 Preferred Stock before and after the Reverse Split based on 4,725 shares and 834 shares outstanding, respectively, as of the Record Date.

	Prior to the Reverse Split	Assuming a one-for- ten Reverse Split
Aggregate Number of Shares of Common Stock Outstanding	34,920,219	3,492,022
Aggregate Number of Shares of Common Stock Issuable upon Conversion of Series D Preferred Stock Outstanding	4,725	473
Aggregate Number of Shares of Common Stock Issuable upon Conversion of Series D-1 Preferred Stock Outstanding	834	84

Except for certain possible de minimus adjustments, the Reverse Split will not have any dilutive effect on our stockholders as the proportion of shares owned or convertible by our stockholders relative to the number of shares of common stock outstanding issuance will remain the same.

Reasons for the Reverse Split; Nasdaq Requirements for Continued Listing

The Board’s primary objective in proposing a potential Reverse Split is to raise the per share trading price of our common stock. Our common stock is currently traded on Nasdaq under the symbol “AIKI.”

On September 24, 2020, we received a staff deficiency notice from Nasdaq informing the Company that its common stock failed to comply with the $1.00 minimum bid price required for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(a)(2). Nasdaq’s letter advised the Company that, based upon the closing bid price during the period from August 12, 2020 to September 23, 2020, the Company no longer met this test.

Pursuant to Nasdaq Marketplace Rule 5810(c)(3)(A), the Company has been provided with a compliance period of 180 calendar days, or until March 23, 2021, to regain compliance with the minimum bid price requirement. To regain compliance, the closing bid price of the Company’s common stock must meet or exceed $1.00 per share for a minimum of 10 consecutive business days prior to March 23, 2021.

Our Board believes that the Reverse Split and any resulting increase in the per share price of our common stock will enhance the acceptability and marketability of our common stock to the financial community and investing public. Many institutional investors have policies prohibiting them from holding lower-priced stocks in their portfolios, which reduces the number of potential buyers of our common stock, although we have not been told by them that is the reason for not investing in our common stock. Additionally, analysts at many brokerage firms are reluctant to recommend lower-priced stocks to their clients or monitor the activity of lower-priced stocks. Brokerage houses frequently have internal practices and policies that discourage individual brokers from dealing in lower-priced stocks. Further, because brokers’ commissions on lower-priced stock generally represent a higher percentage of the stock price than commissions on higher priced stock, investors in lower-priced stocks pay transaction costs which are a higher percentage of their total share value, which may limit the willingness of individual investors and institutions to purchase our common stock.

We cannot assure you that the Reverse Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Split the market price of our common stock will increase proportionately to reflect the ratio for the Reverse Split, that the market price of our common stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Split, or that we will be able to maintain our listing on Nasdaq.

Potential Disadvantages of the Reverse Split

As noted above, the principal purpose of the Reverse Split would be to help increase the per share market price of our common stock by up to a factor of ten. We cannot assure you, however, that the Reverse Split will accomplish this objective for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of common stock will increase the market price of our common stock, we cannot assure you that the Reverse Split will increase the market price of our common stock by a multiple equal to the number of pre-split shares, or result in any permanent increase in the market price of our common stock, which is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of our Company as measured by our stock capitalization will be reduced, perhaps significantly.

The number of shares held by each individual holder of common stock would be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing holders of common stock in the event they wish to sell all or a portion of their position.

Although our Board believes that the decrease in the number of shares of our common stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

Effecting the Reverse Split

Upon receipt of stockholder approval for the Reverse Split Proposal, if our Board concludes that it is in the best interests of our Company and our stockholders to effect the Reverse Split, the Certificate of Amendment will be filed with the Secretary of State of Delaware. The actual timing of the filing of the Certificate of Amendment with the Secretary of State of Delaware to effect the Reverse Split will be determined by our Board. In addition, if for any reason our Board deems it advisable to do so, the Reverse Split may be abandoned at any time prior to the filing of the Certificate of Amendment, without further action by our stockholders. In addition, our Board may deem it advisable to effect the Reverse Split even if the price of our common stock is above $1.00 at the time the Reverse Split is to be effected. The Reverse Split will be effective as of the date of filing of the Certificate of Amendment with the Secretary of State of the State of Delaware (the “Effective Time”).

Upon the filing of the Certificate of Amendment, without further action on our part or our stockholders, the outstanding shares of common stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of common stock based on a Reverse Split ratio as determined by the Board. For example, if you presently hold 1,500 shares of our common stock, you would hold 150 shares of our common stock following the Reverse Split if the ratio is one-for-ten.

Effect on Outstanding Shares, Options and Certain Other Securities

If the Reverse Split is implemented, the number of shares our common stock owned by each stockholder and the number of common shares into which any preferred stock is convertible, will be reduced in the same proportion as the reduction in the total number of shares outstanding, such that the percentage of our common stock owned by each stockholder will remain unchanged except for any de minimus change resulting from rounding up to the nearest number of whole shares so that we are not obligated to issue cash in lieu of any fractional shares that such stockholder would have received as a result of the Reverse Split. The number of shares of our common stock that may be purchased upon exercise of outstanding options or other securities convertible into, or exercisable or exchangeable for, shares of our common stock, and the exercise or conversion prices for these securities, will also be ratably adjusted in accordance with their terms as of the Effective Time.

Effect on Registration

Our common stock is currently registered under the Securities Act of 1933, as amended, and we are subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The proposed Reverse Split will not affect the registration of our common stock.

Fractional Shares; Exchange of Stock Certificates

Our Board does not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of common stock they hold of record before the Reverse Split is not evenly divisible by the Reverse Split ratio that number of shares of common stock as rounded up to the nearest whole share. For example, if a stockholder holds 150.25 shares of common stock following the Reverse Split, that stockholder will receive a certificate representing 151 shares of common stock. No stockholders will receive cash in lieu of fractional shares.

As of the Record Date, we had 34,920,219 holders of record of our common stock (although we have significantly more beneficial holders) and 5,559 holders of record of our preferred stock. We do not expect the Reverse Split and the rounding up of fractional shares to whole shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Split.

On or after the Effective Time, we will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing his, her or its post-Reverse Split shares only by sending the exchange agent (who will be the Company’s transfer agent) the stockholder’s old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post-Reverse Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder, if elected in the letter of transmittal, a new stock certificate after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s). A stockholder that surrenders his, her or its old stock certificate(s) but does not elect to receive a new stock certificate in the letter of transmittal will be deemed to have requested to hold that stockholder’s shares electronically in book-entry form with our transfer agent.

Certain of our registered holders of common stock hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, the stockholder may return a properly executed and completed letter of transmittal.

Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees.

Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

Authorized Shares

If and when our Board elects to effect the Reverse Split, the Certificate of Amendment will not reduce the authorized number of shares of our capital stock.

In accordance with our Certificate of Incorporation and Delaware law, our stockholders do not have any preemptive rights to purchase or subscribe for any of our unissued or treasury shares.

Anti-Takeover and Dilutive Effects

The authorized common stock and preferred stock will not be diluted as a result of the Reverse Split. The common stock and preferred stock that is authorized but unissued provide the Board with flexibility to effect among other transactions, public or private financings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Certificate of Amendment would continue to give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or regulations. The Certificate of Amendment is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued common stock or preferred stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

Accounting Consequences

As of the Effective Time, the stated capital attributable to common stock and preferred stock on our balance sheet will be reduced proportionately based on the Reverse Split ratio that is determined by the Board (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of our common stock outstanding.

Federal Income Tax Consequences

The following discussion is a summary of the U.S. federal income tax consequences of the Reverse Split generally applicable to U.S. holders (as defined below) of our common stock and preferred stock, and is based upon U.S. federal income tax law and relevant interpretations thereof in effect as of the date of this proxy statement, all of which are subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation that may be important to you in light of your individual circumstances, including if you are subject to special tax rules that apply to certain types of investors (e.g., financial institutions, insurance companies, broker-dealers, partnerships or other pass-through entities for U.S. federal income tax purposes, tax-exempt organizations (including private foundations), taxpayers that have elected mark-to-market tax accounting, S corporations, regulated investment companies, real estate investment trusts, investors that will hold our securities as part of a straddle, hedge, conversion, or other integrated transaction for U.S. federal income tax purposes, or investors that have a functional currency other than the U.S. dollar), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss other U.S. federal tax consequences (e.g., estate or gift tax), any state, local, or non-U.S. tax considerations, the Medicare tax on certain investment income or the alternative minimum tax.

This summary is limited to U.S. holders that hold our common stock or preferred stock as “capital assets” (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended, (the “Code”). We have not sought, and will not seek, a ruling from the Internal Revenue Service (the “IRS”) regarding any matter discussed herein, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.

For purposes of this summary, a “U.S. holder” is a beneficial holder of common stock or preferred stock who or that, for U.S. federal income tax purposes, is:

●	an individual who is a United States citizen or resident of the United States;

●	a corporation or other entity treated as a corporation for United States federal income tax purposes that is created or organized (or treated as created or organized) in or under the laws of the United States or any state or political subdivision thereof;

●	an estate the income of which is subject to United States federal income taxation regardless of its source; or

●	a trust if (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) it has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock or preferred stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock or preferred stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Split.

Each stockholder should consult his, her or its own tax advisor regarding the U.S. federal, state, local and foreign income and other tax consequences of the Reverse Split.

The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, no gain or loss should be recognized by a U.S. holder upon the Reverse Split. Accordingly, the aggregate tax basis in the common stock or preferred stock received pursuant to the Reverse Split should equal the aggregate tax basis in the common stock or preferred stock surrendered and the holding period for the common stock or preferred stock received should include the holding period for the common stock or preferred stock surrendered.

Text of Proposed Certificate of Amendment; Effectiveness

The text of the proposed Certificate of Amendment is set forth in Annex A to this proxy statement. If and when effected by our Board, the Certificate of Amendment will become effective upon its filing with the Secretary of State of Delaware.

REQUIRED VOTE

The affirmative vote of a majority of the Voting Capital entitled to vote at the Annual Meeting is required to approve the Reverse Split Proposal. Abstentions, but not broker non-votes, are considered present for purposes of establishing a quorum. However, abstentions will have the effect of a vote against the Reverse Split Proposal.

The Board of Directors recommends that stockholders vote FOR the approval of the Reverse Split Proposal.

PROPOSAL 2:

AMENDMENT TO THE BYLAWS

Reasons for amending the Bylaws (the “Bylaws Amendment Proposal”) to divide the Board into three classes with staggered three-year terms are to provide for continuity in the Company’s existing Board. A classified board of directors makes it more difficult for the stockholders to replace the Company’s Board as well as for another party to obtain control of the Company by replacing its Board. Because the Board has the power to retain and discharge the Company’s officers, these provisions could also make it more difficult for existing stockholders or another party to effect a change in management.

Pursuant to the proposed Second Amended and Restated Bylaws of the Company, in the form attached to this proxy statement as Annex B, the Board shall be divided into three classes: Class I, Class II and Class III. The number of directors in each class shall be as nearly equal as possible. The Board may assign members of the Board already in office to such classes as of the effective time of the Second Amended and Restated Bylaws (the “Effective Time”). The directors in Class I shall be elected for a term expiring at the 2021 annual meeting of stockholders, the directors in Class II shall be elected for a term expiring at the 2022 annual meeting of stockholders, and the directors in Class III shall be elected for a term expiring at the 2023 annual meeting of stockholders. The Board is proposing that (i) Mr. Tim S. Ledwick and Mr. Robert J. Vander Zanden shall serve as Class I directors, (ii) Mr. Anthony Hayes and Mr. Robert Dudley shall serve as Class II directors and (iii) Mr. Gregory James Blattner and Mr. Paul LeMire shall serve as Class III directors.

Commencing at the Effective Time and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Except as the Delaware General Corporation Law may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board, including unfilled vacancies resulting from the removal of directors for cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified. If the number of directors is changed, any increase or decrease shall be apportioned among the classes in a manner as the Board shall determine so as to maintain the number of directors in each class as nearly equal as possible, but in no cases will an increase or decrease in the number of directors shorten the term of an incumbent.

Text of Proposed Second Amended and Restated Bylaws

The text of the proposed Second Amended and Restated Bylaws is set forth in Annex B to this proxy statement.

REQUIRED VOTE

The affirmative vote of a majority of the Voting Capital entitled to vote at the Annual Meeting is required to approve the Bylaws Amendment Proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

The Board of Directors recommends that stockholders vote FOR the approval of the Bylaws Amendment Proposal.

PROPOSAL 3:
ELECTION OF DIRECTORS

Nominees for Election to Board

Currently, directors are to be elected at the Annual Meeting to serve until the next annual meeting of stockholders or until their earlier resignation or removal. However, if Proposal 2 is approved and we amend and restate our Bylaws, the directors to be elected at the Annual Meeting will serve as follows: the directors in Class I shall be elected for a term expiring at the 2021 annual meeting of stockholders, the directors in Class II shall be elected for a term expiring at the 2022 annual meeting of stockholders, and the directors in Class III shall be elected for a term expiring at the 2023 annual meeting of stockholders. Commencing at the Effective Time and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Unless otherwise instructed, the persons named in the accompanying proxy intend to vote the shares represented by the Proxy for the election of the six (6) nominees listed below. Although it is not anticipated that any nominee will decline or be unable to serve as a Director, in such event, proxies will be voted by the proxy holder for such other persons as may be designated by the Board, unless the Board reduces the number of directors to be elected. Election of a board of directors requires a plurality of the affirmative vote by a plurality of the Voting Capital present and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.

The current Board consists of Dr. Robert J. Vander Zanden, Mr. Anthony Hayes, Mr. Tim S. Ledwick, Mr. Gregory James Blattner, Mr. Paul LeMire and Mr. Robert Dudley. The Board has determined that a majority of its nominees, and a majority of its current members, are independent directors within the meaning of the applicable Nasdaq rules.

The following table sets forth the nominees for membership on the Board. It also provides certain information about the nominees as of the Record Date.

			Director
Name	Age	Position	Class to Serve on	Director Since
Robert J. Vander Zanden	75	Director and Chairman of the Board	I	2004
Anthony Hayes	52	Chief Executive Officer, Principal Financial Officer, Principal Accounting Officer and Director	II	2013
Tim S. Ledwick	63	Director	I	2015
Gregory James Blattner	43	Director	III	2018
Paul LeMire	65	Director	III	2020
Robert Dudley	64	Director	II	2020

Dr. Robert J. Vander Zanden

Dr. Robert J. Vander Zanden, a member of the Board of Directors since 2004, having served as a Vice President of R&D at Kraft Foods International, brings a long and distinguished career in applied technology, product commercialization, and business knowledge of the food science industry to us. Additionally, Mr. Vander Zanden has specific experience in developing organizations designed to deliver against corporate objectives. Dr. Vander Zanden holds a Ph.D. in Food Science and an M.S. in Inorganic Chemistry from Kansas State University, and a B.S. in Chemistry from the University of Wisconsin - Platteville, where he was named a Distinguished Alumnus in 2002. In his 30-year career, he has been with ITT Continental Baking Company as a Product Development Scientist; with Ralston Purina’s Protein Technology Division as Manager Dietary Foods R&D; with Keebler as Group Director, Product and Process Development (with responsibility for all corporate R&D and quality); with Group Gamesa, a Frito-Lay Company, as Vice President, Technology; and with Nabisco as Vice President of R&D for their International Division. With the acquisition of Nabisco by Kraft Foods, he became the Vice President of R&D for Kraft’s Latin American Division. Dr. Vander Zanden retired from Kraft Foods in 2004. He currently holds the title of Adjunct Professor and Lecturer in the Department of Food, Nutrition and Packaging Sciences at Clemson University, where he also is a member of their Industry Advisory Board. His focus on achieving product and process innovation through training, team building and creating positive working environments has resulted in his being recognized with many awards for product and packaging innovation. Mr. Vander Zanden executive experience provides him with valuable business expertise, which the Board believes qualifies him to serve as a Class I director of the Company

Anthony Hayes

Mr. Anthony Hayes, a director and Chief Executive Officer of the Company since 2013, has served as a director of Petra Acquisition since April 2020, the Chief Executive Officer of North South since March 2013, and since June 2013, as a consultant to our Company. Mr. Hayes was the fund manager of JaNSOME IP Management LLC and JaNSOME Patent Fund LP from August 2012 to August 2013, both of which he co-founded. Mr. Hayes was the founder and Managing Member of Atwater Partners of Texas LLC from March 2010 to August 2012 and a partner at Nelson Mullins Riley & Scarborough LLP from May 1999 to March 2010. Mr. Hayes received his Juris Doctorate from Tulane University School of Law and his B.A. in economics from Mary Washington College. The Board believes Mr. Hayes is qualified to serve as a Class II director of the Company based on his intimate knowledge of the Company through his service as Chief Executive Officer. On March 10, 2017, as a result of Mr. Frank Reiner’s resignation as Chief Financial Officer, Mr. Hayes began serving as the Company’s Principal Accounting Officer.

Tim S. Ledwick

Mr. Tim S. Ledwick, who joined as a director in 2015, is currently the Chief Financial Officer of Management Health Solutions, a private equity-backed company that provides software solutions and services to hospitals focused on reducing costs through superior inventory management practices. In addition, since 2012 he has served on the board and as Chair of the Audit Committee of Telkonet, Inc. (TKOI) a smart energy management technology company. From 2007 to 2011, Mr. Ledwick provided CFO consulting services to AdvantageResourcing (former Advantage Human Resourcing, Inc.) a $150 million services firm and, in addition, from 2007-2008 also acted as special advisor to The Dellacorte Group, a middle market financial advisory firm focused on transactions between $100 million and $1 billion. From 2002 through 2006, Tim was a member of the Board of Directors and Executive Vice President-CFO of Dictaphone Corporation playing a lead role in developing a business plan which revitalized the company, resulting in the successful sale of the firm and delivering a seven times return to shareholders. From 2001-2002, Mr. Ledwick was brought on as CFO to lead the restructuring efforts of Lernout & Hauspie Speech Products, a Belgium-based Nasdaq listed speech technology company, whose market cap had at one point reached a high of $9 billion. From 1999 through 2001, he was CFO of Cross Media Marketing Corp, an $80 million public company headquartered in New York City, playing a lead role in the firm’s acquisition activity, tax analysis and capital raising. Mr. Ledwick is a member of the Connecticut Society of Certified Public Accountants and received his B.B.A. in accounting from The George Washington University and his M.S. in Finance from Fairfield University. The Board of Directors believes that Mr. Ledwick’s executive experience and financial expertise qualifies him to serve as a Class I director of the Company.

Gregory James Blattner

Mr. Blattner, who joined as a member of our Board of Directors in 2018, has nearly five years of experience in the alternative investment technology industry. Since January 2014, he has served as the Director of Business Development at Agio, a progressive managed information technology and cybersecurity services provider, where he is responsible for sales and account management of enterprise accounts.  Prior to Agio, from May 2013 to December 2013, Mr. Blattner was a business development manager for the Eikon platform at Thomson Reuters. From 2010 to 2013, Mr. Blattner was a sales manager at American Express for its foreign exchange business. From 2005 to 2009, Mr. Blattner held various positions at JPMorgan, first in the operational risk management arm of the investment bank and later in Foreign Exchange product sales for its treasury services business. From 2000 to 2004, Mr. Blattner was an Associate at Morgan Stanley’s corporate treasury funding desk.  He earned a bachelor’s degree from Iona College. The Board of Directors believes Mr. Blattner’s extensive experience in technology and operations solutions make him a qualified appointee as Class III director.

Paul LeMire

Mr. LeMire, who joined as a member of our Board of Directors in 2020, is a high-performing investment sales manager and product specialist with 25 years of verifiable success in positioning investment management solutions across multiple channels. Mr. LeMire currently serves as the Managing Director of National Sales at Day Hagan Asset Management where he is responsible for managing the firm’s asset management business. Before joining Day Hagan Asset Management, Mr. LeMire was a Senior Regional Vice President for State Street Global Advisors and served in various other Vice President positions at Invesco, Old Mutual Investment Partners, Oppenheimer Funds and CitiGroup. Mr. LeMire holds a Master of Science degree in Mechanical Engineering from Polytechnic University, a Master of Business Administration from Adelphia University and a Bachelor of Science degree from Manhattan College. The Board of Directors believes that Mr. LeMire’s executive experience and financial expertise qualifies him to serve as a Class III director of the Company.

Robert Dudley

Mr. Dudley, who joined as a member of our Board of Directors in 2020, currently serves as the Eastern Division and Metropolitan New York City Regional Sales Manager for Select Sector Standard & Poor’s Depositary Receipts (“SPDRs”). Prior to joining Select Sector SPDRs in 2008, Mr. Dudley held several managerial positions at Merrill Lynch within from 1981 through 2007. Mr. Dudley began his career in the Merrill Lynch White Weld Capital Markets in Corporate Bond Syndicate, later moving to Sales Manager for Taxable Fixed Income and Equity Marketing. Later, Mr. Dudley managed Merrill Lynch Consults for the New York City District and ended his career as a Financial Advisor and Sales Manager at the Merrill Lynch Rockefeller Center Branch office. The Board of Directors believes that Mr. Dudley’s executive experience and financial expertise qualifies him to serve as a Class II director of the Company.

Director Compensation

The following table summarizes the compensation paid to non-employee directors during the year ended December 31, 2019.

					Change in Pension
					Value and Non-
	Fees			Non-Equity	Qualified
	earned or			Incentive	Deferred
	paid in cash ($)	Stock Awards ($)	Option Awards ($)	Plan Compensation ($)	Compensation Earnings ($)	All Other Compensation($)	Total ($)
Robert J. Vander Zanden (1)	65,000	-	-	-	-	-	65,000
Tim Ledwick (2)	60,000	-	-	-	-	-	60,000
Gregory Blattner (3)	60,000	-	-	-	-	-	60,000

(1)	Mr. Vander Zanden was paid $65,000 in cash compensation for his service as a director in 2019.
(2)	Mr. Ledwick was paid $60,000 in cash compensation for his service as a director in 2019.
(3)	Mr. Blattner was paid $60,000 in cash compensation for his service as a director in 2019.

Non-employee directors received the following annual compensation for service as a member of the Board for the fiscal year ended December 31, 2019:

Annual Retainer	$60,000	To be paid in cash in four equal quarterly installments.
Additional Retainer	$5,000	To be paid to the Chairman of the Board upon election annually.

VOTE REQUIRED

Under applicable Delaware law, the election of each nominee requires the affirmative vote by a plurality of the Voting Capital present and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.

The Board of Directors recommends voting FOR the election to the Board of Directors of each of the above-mentioned nominees.

PROPOSAL 4:
RATIFICATION OF THE APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board has appointed Marcum LLP (“Marcum”), to serve as our independent registered public accounting firm for the year ending December 31, 2020. A representative of Marcum is not expected to be present at the Annual Meeting.

The selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders for ratification. However, our Company is submitting this matter to the stockholders as a matter of good corporate governance.  Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our Company and our stockholders.  If the appointment is not ratified, the Board will consider its options.

Our Audit Committee retains our independent registered public accounting firm and approves in advance all audit and non-audit services performed by this firm and any other auditing firms. Although management has the primary responsibility for the financial statements and the reporting process including the systems of internal control, the Audit Committee consults with management and our independent registered public accounting firm regarding the preparation of financial statements and generally oversees the relationship of the independent registered public accounting firm with our Company. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, relating to their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

It is not the duty of the Audit Committee to determine that our Company’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles; and (2) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

Fees Paid to Auditor

The following table sets forth the fees paid by our Company to Marcum for audit and other services provided in 2019 and 2018.

	2019	2018
Audit Fees	$227,630	$127,779
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	227,630	127,779

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. No non-audit services were performed by our principal accountants during the fiscal years ended December 31, 2019 and 2018.  Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

VOTE REQUIRED

The affirmative vote of the majority of the Voting Capital that voted on this proposal is required for the ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Both abstentions and broker non-votes will not have the effect of a vote against this proposal.

The Board of Directors recommends that stockholders vote FOR ratification of the appointment of Marcum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

PROPOSAL 5:

NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

The SEC has adopted rules requiring public companies to provide stockholders with periodic advisory (non-binding) votes on executive compensation, also referred to as “say-on-pay” proposals. At our 2018 annual meeting of stockholders, our stockholders approved a proposal that we shall have an advisory vote on executive compensation every year. Accordingly, we are presenting the following proposal, which gives you as a stockholder the opportunity to endorse or not endorse the compensation paid to our current Principal Executive Officer and Principal Financial Officer (collectively, the “Named Executive Officer”), as disclosed in the section entitled “Executive Compensation” of this Proxy Statement pursuant to Item 402 of Regulation S-K (including the compensation tables and accompanying narrative discussion).

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, compensation tables and narrative discussion is hereby APPROVED.”

Pursuant to the Exchange Act and the rules promulgated thereunder, this vote will not be binding on the Board or the Compensation Committee and may not be construed as overruling a decision by the Board or the Compensation Committee, creating or implying any change to the fiduciary duties of the Board or the Compensation Committee or any additional fiduciary duty by the Board or the Compensation Committee or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation.  The Board and the Compensation Committee, however, may in their discretion take into account the outcome of the vote when considering future executive compensation arrangements.

VOTE REQUIRED

In voting to approve the above resolution, stockholders may vote for the resolution, against the resolution or abstain from voting.  This matter will be decided by the affirmative vote of a majority of the Voting Capital that voted at the Meeting.  Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

The Board of Directors recommends that stockholders vote FOR the approval of the compensation of the Company’s Named Executive Officers as disclosed in this proxy statement.

PROPOSAL 6:

AMENDMENT TO THE AIKIDO PHARMA INC. 2014 EQUITY INCENTIVE PLAN

Our 2014 Equity Incentive Plan (the “2014 Plan”) was originally adopted by our Board on September 27, 2013 and approved by our stockholders on February 6, 2014. On February 27, 2014, the Board approved an amendment to the 2014 Plan to increase the number of shares available for issuance thereunder to 4,161,892 from 2,400,000. That amendment was approved by our stockholders on April 16, 2014. On January 14, 2016, the Board approved an amendment to the 2014 Plan to increase the number of shares available for issuance thereunder to 8,250,000 from 4,161,892. That amendment was approved by our stockholders on February 25, 2016. A one-for-19 reverse split was subsequently effected in March 2016, resulting in a total of 434,210 shares authorized for issuance under the 2014 Plan. On March 11, 2019, the Board approved an amendment to the 2014 Plan to increase the number of shares available for issuance thereunder to 1,034,210 from 434,210. That amendment was approved by our stockholders on April 15, 2019. A one-for-4.25 reverse split was subsequently effected in May 2019, resulting in a total of 243,344 shares authorized for issuance under the 2014 Plan.

As of June 30, 2020 and as adjusted for a one-for-4.25 reverse split, a total of 243,344 shares are authorized for issuance under the 2014 Plan. On September 22, 2020, the Board approved an amendment to the 2014 Plan to increase the number of shares available for issuance thereunder to 5,000,000 from 243,344 (the “2014 Plan Amendment”), in support of our growth and desire to attract and retain qualified individuals for management and other positions. The Board is recommending and submitting the 2014 Plan Amendment to our stockholders for approval.

Shares Available

As of the Record Date, 59,464 awards were outstanding under the 2014 Plan, 24,840 options were outstanding under our previously adopted 2013 Equity Incentive Plan, and zero shares of Common Stock were outstanding under our previously adopted 2012 Equity Incentive Plan. 183,880, 9,835 and 123 shares remain available for issuance under the 2014 Plan, the 2013 Equity Incentive Plan, and the 2012 Equity Incentive Plan, respectively.

Reasons for this Proposed Amendment

We are seeking stockholder approval of the amendment to increase the number of shares issuable pursuant to the 2014 Plan to 5,000,000 from 243,344, which number does not take into account the effect of any reverse stock split that may be approved under Proposal 1 above. If we do effect a reverse stock split, this total number of shares authorized for issuance under the 2014 Plan would be proportionately adjusted at the same ratio as is selected by our Board for the reverse stock split. In determining the amount of the increase contemplated by the proposed 2014 Plan Amendment, the Board has taken into consideration the significant increases in the number of shares of our Common Stock available to become issued and outstanding since the original adoption of the 2014 Plan and the desire to continue to retain the flexibility to issue awards that represent a reasonable percentage of our Common Stock issuable to plan participants when desired by the Board. As of the Record Date, there were approximately 34,920,219 shares of our Common Stock outstanding. Assuming the approval of this increase, the total number of shares of our Common Stock available for issuance under the 2014 Plan will be 5,000,000, which represents approximately seven percent of our Common Stock as calculated on a fully-diluted basis as of the Record Date.

The purpose of this increase is to continue to be able to attract, retain and motivate executive officers and other employees and certain consultants. Upon stockholder approval, an additional 4,756,656 shares of Common Stock will be reserved for issuance under the 2014 Plan, which will enable us to continue to grant equity awards to our officers, employees and consultants at levels determined by the Board to be necessary to attract, retain and motivate the individuals who will be critical to our Company’s success in achieving its business objectives and thereby creating greater value for all our stockholders.

Furthermore, we believe that equity compensation aligns the interests of our management and other employees with the interests of our other stockholders. Equity awards are a key component of our incentive compensation program. We believe that option grants have been critical in attracting and retaining talented employees and officers, aligning their interests with those of stockholders, and focusing key employees on the long-term growth of our Company. We anticipate that option grants and other forms of equity awards such as restricted stock awards may become an increasing component in similarly motivating our consultants.

Approval of the 2014 Plan Amendment will permit us to continue to use stock-based compensation to align stockholder and employee interests and to motivate employees and others providing services to our Company or any subsidiary. The Board recommends approval for the proposed 2014 Plan Amendment.

The terms of the 2014 Plan are summarized below, and the full text of the proposed 2014 Plan Amendment is set forth as Annex C to this Proxy. It is intended that the 2014 Plan qualify as an incentive stock option plan meeting the requirements of Section 422 of the Code.

Summary of the 2014 Plan

Employees and directors of, and consultants to the Company and any subsidiary are eligible to receive awards under the 2014 Plan at the discretion of the Board or its designated committee. The Board, or a committee designated by the Board, has authority to, among other things,

●	determine eligibility and, from among those persons determined to be eligible, the particular person who will receive awards under the 2014 Plan;

●	grant awards to eligible persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of the 2014 Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

●	approve the forms of award agreements (which need not be identical either as to type of award or among participants);

●	construe and interpret the 2014 Plan and any agreements defining the rights and obligations of the Company, its subsidiaries, and participants under the 2014 Plan, further define the terms used in the 2014 Plan, and prescribe, amend and rescind rules and regulations relating to the administration of the 2014 Plan or the awards granted under the 2014 Plan;

●	cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent;

●	accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Board or its designated committee may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent;

●	adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Board or its designated committee may deem appropriate;

●	determine the date of grant of an award, which may be a designated date after but not before the date of the action of the Board or its designated committee;

●	determine whether, and the extent to which, adjustments are required and authorize the termination, conversion, substitution, acceleration or succession of awards upon the occurrence of certain events;

●	acquire or settle rights under awards in cash, stock of equivalent value, or other consideration; and

●	determine the fair market value of the Common Stock or awards under the 2014 Plan from time to time and/or the manner in which such value will be determined.

The 2014 Plan permits the grant of stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, cash incentive awards, or other awards. Employees and directors of, and consultants to the Company and any subsidiary are eligible to receive incentive stock options, nonqualified stock options and other stock-based awards under the 2014 Plan. Only employees of the Company, and any subsidiary, are eligible to receive incentive stock options under the 2014 Plan.

Incentive stock options and SARs may not be priced at less than 100% of the fair market value of our Common Stock on the date of grant (110% of fair market value in the case of individuals holding 10% or more of our Common Stock). Except as otherwise determined by the Board, the exercise price for each option may not be less than 100% of the fair market value on the date of grant in accordance with applicable law. The fair market value of our Common Stock on October 2, 2020, was $0.5852, based on the closing price of our Common Stock as reported by Nasdaq on that date. The 2014 Plan provides that stock options and similar awards may be issued with exercise periods of up to 10 years (except that no incentive stock option granted to 10% owners of the Company’s Common Stock shall be exercisable after the expiration of five years after the effective date of grant of such option).

The purchase price for any award granted under the 2014 Plan or the Common Stock to be delivered pursuant to any such award, as applicable, may be paid by means of any lawful consideration as determined by the Board or its designated committee, including, without limitation, one or a combination of: (1) services rendered by the recipient of such award; (2) cash, check payable to the order of the Company, or electronic funds transfer; (3) notice and third party payment in such manner as may be authorized; (4) the delivery of previously owned and fully vested shares of Common Stock; (5) the delivery of previously owned and fully vested shares of Common Stock; (6) by a reduction in the number of shares otherwise deliverable pursuant to the award; or (7) subject to such procedures as the Board or its designated committee may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

In the event of termination of employment or consulting relationship for any reason other than disability or death, the award recipient may exercise his or her vested options or SARs within 30 days of the date of such termination. In the event of termination as a result of disability, the award recipient may exercise his or her vested options within six months following the date of such termination but in any event no later than the date of expiration of the option’s term. In the event of death, the award recipient’s estate may exercise his or her vested options within 6 months following the date of death.

Unless otherwise specified in an award agreement, upon termination of a participant’s employment or other service to the Company, option and SAR awards shall expire (1) three months after the last day that the participant is employed by or provides services to the Company or any subsidiary; (2) in the case of a participant whose termination of employment or services is due to death or disability, 12 months after the last day that the participant is employed by or provides services to the Company or its subsidiary; and (3) immediately upon a participant’s termination for “cause”.

The Board has discretion to grant other stock-based awards, provided, however, that no such awards may be made unless the terms of the 2014 Plan and the awards are in compliance with Section 409A of the Code.

Transfers of awards may not be made other than by will or by the laws of descent and distribution. During the lifetime of a participant, an award may be exercised only by the participant to whom the award is granted.

Certain Federal Tax Consequences

The following summary of the federal income tax consequences of the 2014 Plan transactions is based upon federal income tax laws in effect on the date of this Consent Solicitation Statement. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Nonqualified Stock Options. The grant of a nonqualified stock option under the 2014 Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares of Common Stock at the time of exercise over the option exercise price. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the sales proceeds received and whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any subsequent capital gain.

Incentive Options. The grant of an ISO under the 2014 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she will recognize ordinary compensation income in the year of the disposition. The amount of ordinary compensation income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Such amount is not subject to withholding for federal income and employment tax purposes, even if the participant is an employee of the Company. Any gain in excess of the amount taxed as ordinary income will generally be treated as a short-term capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary compensation income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

The “spread” under an ISO —i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the alternative minimum tax liability.

Restricted Stock. Restricted stock is generally taxable to the participant as ordinary compensation income on the date that the restrictions lapse (i.e. the date that the stock vests), in an amount equal to the excess of the fair market value of the shares on such date over the amount paid for such stock (if any). If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss treatment depending on the sales price and how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any subsequent gain.

Participants receiving restricted stock awards may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the excess of the fair market value on the date of the issuance of the stock over the amount paid for such stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long-term or short-term capital gain or loss to the recipient. The Section 83(b) Election must be made within 30 days from the time the restricted stock is issued.

Other Awards. Other awards (such as restricted stock units) are generally treated as ordinary compensation income as and when Common Stock or cash are paid to the participant upon vesting or settlement of such awards. If the participant is an employee, this income is subject to withholding for income and employment tax purposes. The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

Section 162(m) of the Internal Revenue Code. Under Code Section 162(m), no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company’s “covered employees.” A “covered employee” is the Company’s chief executive officer and the three other most highly compensated officers of the Company other than the chief financial officer. An exception to this rule applies to “qualified performance based compensation,” which generally includes stock options and stock appreciation rights granted under a stockholder approved plan, and other forms of equity incentives, the vesting or payment of which is contingent upon the satisfaction of certain stockholder approved performance goals. The Company intends that the 2014 Plan allow for the grant of options and stock appreciation rights that may be treated as “qualified performance based compensation” that is exempt from the limitations of Code Section 162(m), and for the grant of other performance-based awards that may be treated as “qualified performance based compensation,” but it makes no assurance that either such type of award will be so treated.

New Plan Benefits

SEC rules require us to disclose any amounts that we currently are able to determine will be allocated to our named executive officers, directors and other employees following approval of the proposed 2014 Plan Amendment. As of the Record Date, nine officers, directors and employees are eligible to receive awards under the 2014 Plan, and 62,078 awards were granted under the 2014 Plan pursuant to the 2014 Plan Amendment to our named executive officers, directors or other employees.

VOTE REQUIRED

In voting to approve the above resolution, stockholders may vote for the resolution, against the resolution or abstain from voting.  The affirmative vote of a majority of the Voting Capital present and entitled to vote at the Annual Meeting will be required for the approval of this proposal. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

Our Board of Directors recommends you voting FOR the amendment of our 2014 Plan to increase the number of shares of Common Stock authorized issuable thereunder.

OTHER BUSINESS

As of the date of this Proxy Statement, our management has no knowledge of any business that may be presented for consideration at the Annual Meeting, other than that described above. As to other business, if any, that may properly come before the Annual Meeting, or any adjournment thereof, it is intended that the Proxy hereby solicited will be voted in respect of such business in accordance with the judgment of the Proxy holders.

DOCUMENTS INCORPORATED BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Proxy Statement.  This means that we can disclose important information to you by referring you to another document filed separately with the SEC.  The information incorporated by reference is considered to be a part of this Proxy Statement, except for any information that is superseded by information that is included directly in this Proxy Statement or in any other subsequently filed document that also is incorporated by reference herein.

This Proxy Statement incorporates by reference our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC on February 3, 2020.

AIKIDO PHARMA INC. ONE ROCKEFELLER PLAZA, 11TH FLOOR NEW YORK, NY 10020

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/AIKI2020

You may attend the Annual Meeting via the Internet and vote during the Annual Meeting until voting is closed. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	D24994-P45235	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AIKIDO PHARMA INC.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR Proposals 1, 2, 3, 4, 5 and 6:

3.	Election of	☐	☐	☐

Nominees:

01)	Anthony Hayes
02)	Robert J. Vander Zanden
03)	Tim S. Ledwick
04)	Paul LeMire
05)	Gregory James Blattner
06)	Robert Dudley

		For	Against	Abstain

1.	Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect the proposed reverse stock split.	☐	☐	☐

2.	Approve an amendment to the Company’s Amended and Restated Bylaws to institute a staggered board.	☐	☐	☐

4.	Ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2020.	☐	☐	☐

5.	Approve, by non-binding advisory vote, the Company’s executive compensation.	☐	☐	☐

6.	Approve an amendment to the AIkido Pharma Inc. 2014 Equity Incentive Plan (the “2014 Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2014 Plan from 243,344 to 5,000,000.	☐	☐	☐

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned shareholder(s). If this card contains no specific voting instructions, the shares will be voted FOR each of the directors and proposals described on this card.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN	Date	Signature (Joint	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

D24995-P45235

AIKIDO PHARMA INC.

Annual Meeting of Shareholders

November 17, 2020 12:00 PM ET/9:00 AM PT

This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Anthony Hayes as proxy with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of AIKIDO PHARMA INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 12:00 PM, ET/9:00 AM, PT on November 17, 2020,              at www.virtualshareholdermeeting.com/AIKI2020, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on November 17, 2020.

AIKIDO PHARMA INC.

AIKIDO PHARMA INC.

ONE ROCKEFELLER PLAZA, 11TH FLOOR
NEW YORK, NY 10020

Meeting Information

Meeting Type:          Annual Meeting

For holders as of:    September 24, 2020

Date:   November 17, 2020          Time: 12:00 PM ET/9:00 AM PT

Location: Meeting live via the Intern et-please visit www.virtualshareholdermeeting.com/AIKI2020.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/AIKI2020 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

------ Before You Vote ------

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT          FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow    (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 3, 2020 to facilitate timely delivery.

------ How To Vote ------

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:

Go to www.virtualshareholdermeeting.com/AIKI2020. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR

Proposals 1, 2, 3, 4, 5 and 6:

3.	Election of Directors

Nominees:

01)	Anthony Hayes
02)	Robert J. Vander Zanden
03)	Tim S. Ledwick
04)	Paul LeMire
05)	Gregory James Blattner
06)	Robert Dudley

1.	Approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect the proposed reverse stock split.

2.	Approve an amendment to the Company’s Amended and Restated Bylaws to institute a staggered board.

4.	Ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2020.

5.	Approve, by non-binding advisory vote, the Company’s executive compensation.

6.	Approve an amendment to the AIkido Pharma Inc. 2014 Equity Incentive Plan (the “2014 Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2014 Plan from 243,344 to 5,000,000.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

D25001-P45235

To the Stockholders of AIkido Pharma Inc.:

The 2020 Annual Meeting of Stockholders (“Annual Meeting”) of AIkido Pharma Inc. (“AIkido”) will be held as a virtual meeting on Tuesday, November 17, 2020, at 9:00 a.m. Pacific Time/12:00 p.m. Eastern Time, to vote on the following matters:

(1)	To approve and adopt a proposal to amend our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of our common stock at a ratio up to one-for-ten (1-for-10) (the “Reverse Split”), with the exact ratio to be set within that range at the sole discretion of our board of directors (the “Board”) without further approval or authorization of our stockholders before the filing of an amendment to the Certificate of Incorporation effecting the proposed reverse stock split;

(2)	To approve and adopt a proposal to amend our Amended and Restated Bylaws, as amended (the “Bylaws”), to divide the Board of AIkido into three classes with staggered three-year terms;

(3)	To elect six (6) directors to serve terms in accordance with the Second Amended and Restated Bylaws;

(4)	To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2020;

(5)	To conduct a non-binding advisory vote on our executive compensation; and

(6)	To approve an amendment to the AIkido Pharma Inc. 2014 Equity Incentive Plan (the “2014 Plan”) to increase the number of shares of common stock authorized to be issued pursuant to the 2014 Plan from 243,344 to 5,000,000.

The proxy statement contains information regarding the Annual Meeting, including information on the matters to be voted on prior to and during the Annual Meeting. You can access our proxy statement and 2019 annual report and vote at www.proxyvote.com.

Your vote is important. Whether or not you expect to attend the Annual Meeting, we encourage you to promptly vote these shares by one of the methods listed on the reverse side of this proxy card.

You will be able to attend the Annual Meeting via live audio webcast by visiting AIkido’s virtual meeting website at www.virtualshareholdermeeting.com/AIKI2020 on Tuesday, November 17, 2020, at 9:00 a.m. Pacific Time/12:00 p.m. Eastern Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on your Notice of Internet Availability of Proxy Materials that you received. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the Annual Meeting on the meeting website. Further instructions on how to attend and participate in the Annual Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.

Sincerely,

Anthony Hayes, CEO

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
AIKIDO PHARMA INC.

The undersigned hereby appoints Anthony Hayes and Robert Vander Zanden with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of AIkido Pharma Inc. common stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held November 17, 2020 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION FOR PROPOSAL 1, FOR PROPOSAL 2, ALL NOMINEES UNDER PROPOSAL 3, FOR PROPOSAL 4, FOR PROPOSAL 5 AND FOR PROPOSAL 6.

Address
Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be marked, dated and signed, on the other side)

ANNEX A

CERTIFICATE OF AMENDMENT

OF THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

AIKIDO PHARMA INC.

AIkido Pharma Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment of the Amended and Restated Certificate of Incorporation of the Corporation, declaring said amendment to be advisable. The resolution setting forth the proposed amendment is as follows:

RESOLVED, effective as of 12:01 a.m., Eastern time, on November 18, 2020 (the “Effective Time”), that the Amended and Restated Certificate of Incorporation of the Corporation be amended by changing Clause “A” of the Article thereof numbered “FOURTH” so that, as amended, said Clause “A” of the Article thereof numbered “FOURTH” shall be and read as follows:

“A. The total number of shares of stock of all classes that the Corporation shall have authority to issue is One Hundred Fifty Million (150,000,000) shares, consisting of One Hundred Million (100,000,000) shares of common stock, par value $0.0001 per share (the “Common Stock”), and Fifty Million (50,000,000) shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

Effective as of the Effective Time, each ten (10) shares of common stock, par value $0.0001 per share (the “Old Common Stock”), issued and outstanding immediately before the Effective Date, shall be and hereby is, reclassified as and changed into one (1) share of common stock, par value $0.0001 per share (the “New Common Stock”).  Each outstanding stock certificate which immediately before the Effective Date represented one or more shares of Old Common Stock shall thereafter, automatically and without the necessity of surrendering the same for exchange, represent the number of whole shares of New Common Stock determined by multiplying the number of shares of Old Common Stock represented by such certificate immediately prior to the Effective Date by one-tenth (1/10), and shares of Old Common Stock held in uncertificated form shall be treated in the same manner.  No fractional shares shall be issued in connection therewith. Stockholders who would otherwise be entitled to receive fractional share interests of Common Stock shall instead receive a cash payment equal to the fraction multiplied by the closing sales price of our Common Stock as of the date of the Effective Time.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, the annual meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed this 18th day of November, 2020.

By:	/s/ Anthony Hayes
Name: Anthony Hayes
Title: Chief Executive Officer

A-1

ANNEX B

SECOND AMENDED AND RESTATED BYLAWS

OF

AIKIDO PHARMA INC.

 (A Delaware corporation)

ARTICLE I

STOCKHOLDERS

1. CERTIFICATES REPRESENTING STOCK.

Every holder of stock in AIkido Pharma Inc. (the “Corporation”) shall be entitled to have a certificate signed by, or in the name of, the Corporation by the Chairman or Vice-Chairman of the board of directors (the “Board of Directors”), if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation representing the number of shares owned by him in the Corporation.  If such certificate is countersigned by a transfer agent other than the Corporation or its employee or by a registrar other than the Corporation or its employee, any other signature on the certificate may be a facsimile.  In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

Whenever the Corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the Corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the General Corporation Law of the State of Delaware (the “DGCL”).  Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

The Corporation may issue a new certificate of stock in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of any lost, stolen, or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate.

Notwithstanding anything herein contained to the contrary, the Corporation may issue shares of its stock in uncertificated or book-entry form.  In such event, the Corporation’s transfer agent and registrar shall keep appropriate records indicating (a) the person to whom such uncertificated shares of stock were issued, (b) the number, class and designation of series, if any, of shares of stock held by such person and (c) other information deemed relevant to the Corporation.

2. FRACTIONAL SHARE INTERESTS.

The Corporation may, but shall not be required to, issue fractions of a share.

3. STOCK TRANSFERS.

Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfer of shares of stock of the Corporation shall be made only on the stock ledger of the Corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation or with a transfer agent or a registrar, if any, and on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

4. RECORD DATE FOR STOCKHOLDERS.

In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting.  If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; providing, however, that the Board of Directors may fix a new record date for the adjourned meeting.

In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action.  If no record date has been fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

5. MEANING OF CERTAIN TERMS.

As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term “share” or “shares” or “share of stock” or “shares of stock” or “stockholder” or “stockholders” refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the Corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the Certificate of Incorporation, as amended (the “Certificate of Incorporation”), confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the DGCL confers such rights notwithstanding that the Certificate of Incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the Certificate of Incorporation, including any preferred stock (the “Preferred Stock”) which is denied voting rights under the provisions of the resolution or resolutions adopted by the Board of Directors with respect to the issuance thereof.

6. STOCKHOLDER MEETINGS.

TIME.  The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors.  A special meeting shall be held on the date and at the time fixed by the directors.

PLACE.  Annual meetings and special meetings shall be held at such place, within or without the State of Delaware, as the directors may, from time to time, fix.  Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the Corporation in the State of Delaware.

CALL.  Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

NOTICE OR WAIVER OF NOTICE.  Written notice of all meetings shall be given, stating the place, date, and hour of the meeting.  The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting), state such other action or actions as are known at the time of such notice.  The notice of a special meeting shall in all instances state the purpose or purposes for which the meeting is called. If any action is proposed to be taken which would, if taken, entitle stockholders to receive payment for their shares of stock, the notice shall include a statement of that purpose and to that effect.  Except as otherwise provided by the DGCL, a copy of the notice of any meeting shall be given, personally or by mail, not less than ten days nor more than sixty days before the date of the meeting, unless the lapse of the prescribed period of time shall have been waived, and directed to each stockholder at his address as it appears on the records of the Corporation.  Notice by mail shall be deemed to be given when deposited, with postage thereon prepaid, in the United States mail.  If a meeting is adjourned to another time, not more than thirty days hence, and/or to another place, and if an announcement of the adjourned time and place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the directors, after adjournment, fix a new record date for the adjourned meeting.  Notice need not be given to any stockholder who submits a written waiver of notice by him before or after the time stated therein.  Attendance of a person at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

STOCKHOLDER LIST.  There shall be prepared and made, at least ten days before every meeting of stockholders, a complete list of the stockholders, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.  The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.  The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the Corporation, or to vote at any meeting of stockholders.

CONDUCT OF MEETING.  Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting:  the Chairman of the Board of Directors, if any, the Vice-Chairman of the Board of Directors, if any, the President, a Vice President, a chairman for the meeting chosen by the Board of Directors, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders.  The Secretary of the Corporation, or, in his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the Chairman for the meeting shall appoint a secretary of the meeting.

PROXY REPRESENTATION.  Every stockholder may authorize another person or persons to act for him by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting, voting or participating at a meeting, or expressing consent or dissent without a meeting.  Every proxy must be signed by the stockholder or by his attorney-in-fact.  No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period.  A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.  A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the Corporation generally.

INSPECTORS AND JUDGES.  The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election or judges of the vote, as the case may be, to act at the meeting or any adjournment thereof.  If an inspector or inspectors or judge or judges are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors or judges.  In case any person who may be appointed as an inspector or judge fails to appear or act, the vacancy may be filled by appointment made by the person presiding thereat. Each inspector or judge, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector or judge at such meeting with strict impartiality and according to the best of his ability. The inspectors or judges, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders.  On request of the person presiding at the meeting, the inspector or inspectors or judge or judges, if any, shall make a report in writing of any challenge, question or matter determined by him or them and execute a certificate of any fact found by him or them.

QUORUM.  Except as the DGCL or these Second Amended and Restated Bylaws (these “Bylaws”) may otherwise provide, the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum at a meeting of stockholders for the transaction of any business.  When a quorum is once present to organize a meeting, it is not broken by the subsequent withdrawal of any stockholders.

VOTING.  Each stockholder entitled to vote in accordance with the terms of the Certificate of Incorporation and of these Bylaws, or, with respect to the issuance of Preferred Stock, in accordance with the terms of a resolution or resolutions of the Board of Directors, shall be entitled to one vote, in person or by proxy, for each share of stock entitled to vote held by such stockholder.  In the election of directors, a plurality of the votes present at the meeting shall elect.  Any other action shall be authorized by a majority of the votes cast except where the Certificate of Incorporation or the DGCL prescribes a different percentage of votes and/or a different exercise of voting power.  Voting by ballot shall not be required for corporate action except as otherwise provided by the DGCL.

ADJOURNMENT. Notwithstanding any other provision of the Certificate of Incorporation or these Bylaws, at any annual or special meeting of stockholders of the Corporation, whether or not a quorum is present, the Chairman of the Board of Directors or the person presiding as Chairman of the meeting shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, whether or not a quorum shall be present or represented.  If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting in accordance with these Bylaws.  At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

7. STOCKHOLDER ACTION WITHOUT MEETINGS.

Any action required to be taken, or any action which may be taken, at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded.  Delivery made to a Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested.

8. NOTICE OF STOCKHOLDER BUSINESS.

At an annual or special meeting of the stockholders or upon written consent of the stockholders without a meeting, only such business shall be conducted as shall have been brought before the meeting (a) pursuant to the Corporation’s notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who is a stockholder of record at the time of giving of the notice provided for in these Bylaws, who shall be entitled to vote at such meeting and who complies with the notice procedures set forth in these Bylaws.

Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in these Bylaws.  The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

STOCKHOLDER PROPOSALS RELATING TO NOMINATIONS FOR AND ELECTION OF DIRECTORS.  Nominations by a stockholder of candidates for election to the Board of Directors by stockholders at a meeting of stockholders or upon written consent without a meeting may be made only if the stockholder complies with the procedures set forth in these Bylaws, and any candidate proposed by a stockholder not nominated in accordance with such provisions shall not be considered or acted upon for execution at such meeting of stockholders.

A proposal by a stockholder for the nomination of a candidate for election by stockholders as a director at any meeting of stockholders at which directors are to be elected or upon written consent without a meeting may be made only by notice in writing, delivered in person or by first class United States mail postage prepaid or by reputable overnight delivery service, to the Board of Directors of the Corporation to the attention of the Secretary of the Corporation at the principal office of the Corporation, within the time limits specified herein.

In the case of an annual meeting of stockholders, any such written proposal of nomination must be received by the Board of Directors not less than sixty days nor more than ninety days before the first anniversary of the date on which the Corporation  held its annual meeting in the  immediately preceding year; provided, however, that in the case of an annual meeting of stockholders (A) that is called for a date that is not within thirty days before or after the first anniversary date of the annual meeting of stockholders in the immediately preceding year, or (B) in the event that the Corporation did not have an annual meeting of stockholders in the prior year any such written proposal of nomination must be received by the Board of Directors not less than five days after the earlier of the date the Corporation shall have (w) mailed notice to its stockholders that an annual meeting of stockholders will be held or (x) issued a press release, or (y) filed a periodic report with the Securities and Exchange Commission or (z) otherwise publicly disseminated notice that an annual meeting of stockholders will be held.

In the case of a special meeting of stockholders, any such written proposal of nomination must be received by the Board of Directors not less than five days after the earlier of the date that the Corporation shall have mailed notice to its stockholders that a special meeting of stockholders will be held or shall have issued a press release, filed a periodic report with the Securities and Exchange Commission or otherwise publicly disseminated notice that a special meeting of stockholders will be held. In addition to any other information required, the stockholder seeking to have stockholders authorize or take corporate action by written consent shall include the class and number of shares of the Corporation which are beneficially held by such stockholder, any voting rights with respect to shares not beneficially owned and other ownership or voting interest in shares of the Corporation, whether economic or otherwise, including derivatives and hedges.

In the case of stockholder action by written consent with respect to the election by stockholders of a candidate as director, the stockholder seeking to have the stockholders elect such candidate by written consent shall submit a written proposal of nomination to the Board of Directors.  Such written proposal of nomination shall set forth: (A) the name and address of the stockholder who intends to make the nomination, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (B) the name, age, business address and, if known, residence address of each person so proposed, (C) the principal occupation or employment of each person so proposed for the past five years, (D) the number of shares of capital stock of the Corporation beneficially owned within the meaning of Securities and Exchange Commission Rule 13d-1 by each person so proposed and the earliest date of acquisition of any such capital stock and the class and number of shares of the Corporation which are beneficially held by such stockholder, any voting rights with respect to shares not beneficially owned and other ownership or voting interest in shares of the Corporation, whether economic or otherwise, including derivatives and hedges, (E) a description of any arrangement or understanding between each person so proposed and the stockholder(s) making such nomination with respect to such person’s proposal for nomination and election as a director and actions to be proposed or taken by such person if elected a director, (F) the written consent of each person so proposed to serve as a director if nominated and elected as a director and (G) such other information regarding each such person as would be required under the proxy solicitation rules of the Securities and Exchange Commission if proxies were to be solicited for the election as a director of each person so proposed.

If a written proposal of nomination submitted to the Board of Directors fails, in the reasonable judgment of the Board of Directors or a nominating committee established by it, to contain the information specified in the preceding paragraph of these Bylaws or is otherwise deficient, the Board of Directors shall, as promptly as is practicable under the circumstances, provide written notice to the stockholder(s) making such nomination of such failure or deficiency in the written proposal of nomination and such nominating stockholder shall have five days from receipt of such notice to submit a revised written proposal of nomination that corrects such failure or deficiency in all material respects.

STOCKHOLDER PROPOSALS RELATING TO MATTERS OTHER THAN NOMINATIONS FOR AND ELECTIONS OF DIRECTORS.  A stockholder of the Corporation may bring a matter (other than a nomination of a candidate for election as a director) before a meeting of stockholders or for action by written consent without a meeting only if such stockholder matter is a proper matter for stockholder action and such stockholder shall have provided notice in writing, delivered in person or by first class United States mail postage prepaid or by reputable overnight delivery service, to the Board of Directors of the Corporation to the attention of the Secretary of the Corporation at the principal office of the Corporation, within the time limits specified in these Bylaws; provided, however, that a proposal submitted by a stockholder for inclusion in the Corporation’s proxy statement for an annual meeting that is appropriate for inclusion therein and otherwise complies with the provisions of Rule 14a-8 under the Securities Exchange Act of 1934 (including timeliness) shall be deemed to have also been submitted on a timely basis pursuant to these Bylaws.

In the case of an annual meeting of stockholders, any such written notice of a proposal of a stockholder matter must be received by the Board of Directors not less than sixty days nor more than ninety days before the first anniversary of the date on which the Corporation  held its  annual meeting of stockholders in the immediately preceding year; provided, however, that (A) in the case of an annual meeting of stockholders that is called for a date which is not within thirty days before or after the first anniversary date of the annual meeting of stockholders in the immediately preceding year, or (B) in the event that the Corporation did not have an annual meeting of stockholders in the prior year, any such written notice of a proposal of a stockholder matter must be received by the Board of Directors not less than five days after the date the Corporation shall have (w) mailed notice to its stockholders that an annual meeting of stockholders will be held or (x) issued a press release, or (y) filed a periodic report with the Securities and Exchange Commission or (z) otherwise publicly disseminated notice that an annual meeting of stockholders will be held.

In the case of a special meeting of stockholders, any such written notice of a proposal of a stockholder matter must be received by the Board of Directors not less than five days after the earlier of the date the Corporation shall have mailed notice to its stockholders that a special meeting of stockholders will be held, issued a press release, filed a periodic report with the Securities and Exchange Commission or otherwise publicly disseminated notice that a special meeting of stockholders will be held.

In the case of stockholder action by written consent, the stockholder seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Board of Directors, set forth the written proposal.  Such written notice of a proposal of a stockholder matter shall set forth information regarding such stockholder matter equivalent to the information regarding such stockholder matter that would be required under the proxy solicitation rules of the Securities and Exchange Commission if proxies were solicited for stockholder consideration of such stockholder matter at a meeting of stockholders. In addition to any other information required, the stockholder seeking to have stockholders authorize or take corporate action by written consent shall include the class and number of shares of the Corporation which are beneficially held by such stockholder, any voting rights with respect to shares not beneficially owned and other ownership or voting interest in shares of the Corporation, whether economic or otherwise, including derivatives and hedges.

If a written notice of a proposal of a stockholder matter submitted to the Board of Directors fails, in the reasonable judgment of the Board of Directors, to contain the information specified in these Bylaws or is otherwise deficient, the Board of Directors shall, as promptly as is practicable under the circumstances, provide written notice to the stockholder who submitted the written notice of presentation of a stockholder matter of such failure or deficiency in the written notice of presentation of a stockholder matter and such stockholder shall have five days from receipt of such notice to submit a revised written notice of presentation of a matter that corrects such failure or deficiency in all material respects.

Only stockholder matters submitted in accordance with the foregoing provisions of these Bylaws shall be eligible for presentation at such meeting of stockholders or for action by written consent without a meeting, and any stockholder matter not submitted to the Board of Directors in accordance with such provisions shall not be considered or acted upon at such meeting of stockholders or by written consent without a meeting.

ARTICLE II

DIRECTORS

1. FUNCTIONS AND DEFINITION.

The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors of the Corporation.  The use of the phrase “whole board” herein refers to the total number of directors which the Corporation would have if there were no vacancies.

2. QUALIFICATIONS, NUMBER, ELECTION AND TERM.

A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware.  The number of directors constituting the entire Board of Directors shall be the number, not less than three nor more than fifteen, fixed from time to time by a majority of the total number of directors which the Corporation would have, prior to any increase or decrease, if there were no vacancies, provided, however, that no decrease shall shorten the term of an incumbent director.  The number of directors may be increased or decreased by action of the stockholders or of the directors.

The first Board of Directors, unless the members thereof shall have been named in the Certificate of Incorporation, shall be elected by the incorporator or incorporators and shall hold office until the first annual meeting of stockholders and until their successors have been elected and qualified or until their earlier resignation or removal.  Any director may resign at any time upon written notice to the Corporation.  Thereafter, the Board of Directors shall be divided into three classes: Class I, Class II and Class III. The number of directors in each class shall be fixed exclusively by the Board of Directors and shall be as nearly equal as possible. The directors in Class I shall be elected for a term expiring at the next annual meeting of stockholders, the directors in Class II shall be elected for a term expiring at the second succeeding annual meeting of stockholders and the directors in Class III shall be elected for a term expiring at the third succeeding annual meeting of stockholders. At each annual meeting of stockholders thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.  Except as the DGCL may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause, may be filled only by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

4. MEETINGS.

TIME.  Meetings shall be held at such time as the Board of Directors shall fix.

FIRST MEETING.  The first meeting of each newly elected Board of Directors may be held immediately after each annual meeting of the stockholders at the same place at which the meeting is held, and no notice of such meeting shall be necessary to call the meeting, provided a quorum shall be present.  In the event such first meeting is not so held immediately after the annual meeting of the stockholders, it may be held at such time and place as shall be specified in the notice given as hereinafter provided for special meetings of the Board of Directors, or at such time and place as shall be fixed by the consent in writing of all of the directors.

PLACE.  Meetings, both regular and special, shall be held at such place within or without the State of Delaware as shall be fixed by the Board of Directors.

CALL.  No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board of Directors, if any, the Vice-Chairman of the Board of Directors, if any, or the President, or of a majority of the directors in office.

NOTICE OR ACTUAL OR CONSTRUCTIVE WAIVER.  No notice shall be required for regular meetings for which the time and place have been fixed.  Written, oral, or any other mode of notice of the time and place shall be given for special meetings at least twenty-four hours prior to the meeting.  The notice of any meeting need not specify the purpose of the meeting.  Any requirement of furnishing a notice shall be waived by any director who signs a written waiver of such notice before or after the time stated therein.

Attendance of a director at a meeting of the Board of Directors shall constitute a waiver of notice of such meeting, except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

QUORUM AND ACTION.  A majority of the whole Board of Directors shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided that such majority shall constitute at least one-third (1/3) of the whole Board of Directors. Any director may participate in a meeting of the Board of Directors by means of a conference telephone or similar communications equipment by means of which all directors participating in the meeting can hear each other, and such participation in a meeting of the Board of Directors shall constitute presence in person at such meeting.  A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the DGCL, the act of the Board of Directors shall be the act by vote of a majority of the directors present at a meeting, a quorum being present.  The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the DGCL and these Bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board of Directors.

CHAIRMAN OF THE MEETING.  The Chairman of the Board of Directors, if any and if present and acting, shall preside at all meetings.  Otherwise, the Vice-Chairman of the Board of Directors, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board of Directors, shall preside.

THE CHAIRMAN OF THE BOARD OF DIRECTORS. The Chairman of the Board of Directors, and any Vice-Chairman of the Board of Directors, may be elected by a majority vote of the Board of Directors and shall serve until the meeting of the Board of Directors next following the annual meeting of the stockholders at which a Chairman, and any Vice-Chairman, shall be newly elected or re-elected from amongst the directors then in office.

5. REMOVAL OF DIRECTORS.

Any or all of the directors may be removed for cause or without cause by the stockholders.

6. COMMITTEES.

The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation.  The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.  In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

7. ACTION IN WRITING.

Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

8. NOMINATION.

Only persons who are nominated in accordance with the procedures set forth in these Bylaws shall be eligible to serve as directors.  Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders (a) by or at the direction of the Board of Directors or (b) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in these Bylaws, who shall be entitled to vote for the election of directors at the meeting and who complies with the notice procedures set forth in these Bylaws.

Nominations by stockholders shall be made pursuant to timely notice in writing to the Secretary of the Corporation.  To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation (a) in the case of an annual meeting, not less than sixty days nor more than ninety days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than thirty days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the fifth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made, and (b) in the case of a special meeting at which directors are to be elected, not later than the close of business on the fifth day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure was made.  Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation’s books, of such stockholder and (ii) the class and number of shares of the Corporation which are beneficially owned by such stockholder and also which are owned of record by such stockholder; and (c) as to the beneficial owner, if any, on whose behalf the nomination is made, (i) the name and address of such person and (ii) the class and number of shares of the Corporation which are beneficially owned by such person.  At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder’s notice of nomination which pertains to the nominee.

No person shall be eligible to serve as a director of the Corporation unless nominated in accordance with the procedures set forth in these Bylaws.  The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.  Notwithstanding the foregoing provisions of these Bylaws, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in these Bylaws.

ARTICLE III

OFFICERS

1. EXECUTIVE OFFICERS.

The directors may elect or appoint a Chairman of the Board of Directors, a Chief Executive Officer, a President, one or more Vice Presidents (one or more of whom may be denominated “Executive Vice President”), a Secretary, one or more Assistant Secretaries, a Treasurer, one or more Assistant Treasurers, and such other officers as they may determine.  Any number of offices may be held by the same person.

2. TERM OF OFFICE:  REMOVAL.

Unless otherwise provided in the resolution of election or appointment, each officer shall hold office until the meeting of the Board of Directors following the next annual meeting of stockholders and until his successor has been elected and qualified or until his earlier resignation or removal.  The Board of Directors may remove any officer for cause or without cause.

3. AUTHORITY AND DUTIES.

All officers, as between themselves and the Corporation, shall have such authority and perform such duties in the management of the Corporation as may be provided in these Bylaws, or, to the extent not so provided, by the Board of Directors.

4. CHIEF EXECUTIVE OFFICER.

The Chief Executive Officer shall, subject to the discretion of the Board of Directors, have general supervision and control of the Corporation’s business such duties as may from time to time be prescribed by the Board of Directors.

5. THE PRESIDENT.

The President shall preside at all meetings of the stockholders and in the absence of the Chairman of the Board of Directors, at the meeting of the Board of Directors, shall, subject to the discretion of the Board of Directors, have general supervision and control of the Corporation’s business and shall see that all orders and resolutions of the Board of Directors are carried into effect.

6. VICE PRESIDENTS.

Any Vice President that may have been appointed, in the absence or disability of the President, shall perform the duties and exercise the powers of the President, in the order of their seniority, and shall perform such other duties as the Board of Directors shall prescribe.

7. THE SECRETARY.

The Secretary shall keep in safe custody the seal of the Corporation and affix it to any instrument when authorized by the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors.  The Secretary (or in his absence, an Assistant Secretary, but if neither is present another person selected by the Chairman for the meeting) shall have the duty to record the proceedings of the meetings of the stockholders and directors in a book to be kept for that purpose.

8. CHIEF FINANCIAL OFFICER AND TREASURER.

The Chief Financial Officer shall be the Treasurer, unless the Board of Directors shall elect another officer to be the Treasurer.  The Treasurer shall have the care and custody of the corporate funds, and other valuable effects, including securities, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors.  The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board, taking proper vouchers for such disbursements, and shall render to the President and directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all his transactions as Treasurer and of the financial condition of the Corporation.  If required by the Board of Directors, the Treasurer shall give the Corporation a bond for such term, in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

ARTICLE IV

CORPORATE SEAL

AND

CORPORATE BOOKS

The corporate seal shall be in such form as the Board of Directors shall prescribe.

The books of the Corporation may be kept within or without the State of Delaware, at such place or places as the Board of Directors may, from time to time, determine.

ARTICLE V

FISCAL YEAR

The fiscal year of the Corporation shall be fixed, and shall be subject to change, by the Board of Directors.

ARTICLE VI

INDEMNITY

Any person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise (including employee benefit plans) (hereinafter an “indemnitee”), shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification than permitted prior thereto), against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such indemnitee in connection with such action, suit or proceeding, if the indemnitee acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful.  The termination of the proceeding, whether by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe such conduct was unlawful.

Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise (including employee benefit plans) shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification than permitted prior thereto), against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court in which such suit or action was brought, shall determine upon application, that despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court shall deem proper.

All reasonable expenses incurred by or on behalf of the indemnitee in connection with any suit, action or proceeding, may be advanced to the indemnitee by the Corporation.

The rights to indemnification and to advancement of expenses conferred in this section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

ARTICLE VII

AMENDMENTS

The Bylaws may be amended, added to, rescinded or repealed at any meeting of the Board of Directors or of the stockholders, provided that notice of the proposed change was given in the notice of the meeting.

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ANNEX C

AMENDMENT TO AIKIDO PHARMA INC. 2014 EQUITY INCENTIVE PLAN

4.2 Share Limit. The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan may not exceed 5,000,000 shares of Common Stock (the “Share Limit”).

5.2.7 Compensation Limitations. The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person during the term of this Plan pursuant to Qualifying Options and Qualifying SARs may not exceed 5,000,000 shares of Common Stock. The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person pursuant to Performance-Based Awards granted during the 162(m) Term (other than cash awards granted pursuant to Section 5.1.6 and Qualifying Options or Qualifying SARs) may not exceed 775,668 shares of Common Stock. The maximum amount that may be paid to any Eligible Person pursuant to Performance-Based Awards granted pursuant to Sections 5.1.6 (cash awards) during the 162(m) Term may not exceed $1,000,000.

C-1